SCHEDULE 14A

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Forward Industries, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than  the Registrant)

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 March 26, 2007

To Our Shareholders:

Forward's 2006 fiscal year was difficult for our shareholders and for management in many ways.  Following fiscal 2005's extraordinary operating performance and marketplace successes, we encountered very challenging conditions in our operating environment.  These conditions were characterized by stiff downward pressure on prices for our carry solution products, constraints on our ability to extract comparable concessions from our vendors, and decreased demand for certain key products.   Our challenges in large part mirrored the issues faced by our largest customer, whose run-away cell phone winner of fiscal 2005 enjoyed a fabulous pricing environment, only to see pricing pressure set in for 2006 as the product matured.

These factors and other lesser ones combined to knock down our operating results and, of course, adversely affect our share price.  As managers and as shareholders, we are not happy with the severe price decline and are not happy that our shareholders may have been hurt as well.  Toward the end of this review of fiscal 2006, we will outline some of the challenges and opportunities for the year ahead, some familiar, some new, as well as the steps that we need to take and achieve in order to improve operating performance.

But, first, let's review the year's financial performance, which, by pre-2005 standards showed continued top line growth:

Net sales were $30.6 million, income from operations was $1.7 million, and net income was $1.5 million, or $0.19 per fully diluted share.  This compared to net sales of $51.9 million in fiscal year 2005, income from operations of $12.3 million, and net income of $9.4 million, or $1.26 per fully diluted share.  Our gross margins in fiscal 2006 were impacted by the lower sales level, as well as significantly reduced margins on those sales, shifts in product mix to lower margin items, and higher freight costs.  Due primarily to the Company's strong cash position, Forward earned interest income of approximately $780,000 in 2006, versus approximately $131,000 in 2005.

Cellular Phone Products
Cell phone product sales decreased to $15.6 million, from $36.6 million in fiscal 2005, primarily due to a $19.3 million decline in sales of our products included in-box with Motorola's V3 Razr phone resulting from lower unit sales and lower selling prices.  Additionally, two other in-box cell phone programs that contributed to Forward's fiscal 2005 results substantially terminated during fiscal 2006.  These declines were offset in small part by increased sales to wholesalers and retailers under the Company's license agreement with Motorola.

Diabetic Cases
Sales of carrying cases for blood glucose monitoring kits declined slightly to $11.4 million in fiscal 2006, from $11.8 million in 2005.  These cases are packaged as an accessory in-box with the monitoring kits that are sold by our OEM customers, which include Abbott Labs, Bayer, Lifescan (a subsidiary of Johnson & Johnson), and Roche Diagnostics.  Currently, we have no active programs with Bayer.

Solid Financial Position
Our financial position is strong.  In fiscal 2006, the Company generated $2.7 million of cash flow from operations, and we closed the year with $18.6 million in cash, no long-term debt, and working capital of $24.7 million.  We believe our balance sheet provides a strong foundation for the Company's continued development.

The Year Ahead

In our OEM markets we expect that the difficult pricing environment will continue, even as the overall cell phone market continues to expand.  Competition is fierce among carriers, cell phone technologies, and cell phone makers. The OEM cell case market is characterized by rapid product introductions, short product life cycles and prices that fall quickly,  making it difficult to maintain margins.  At the same time, the ever-increasing race to add innovative functionality should bode well for the number of new product launches and the need for carrying cases to accessorize them. It is up to us to anticipate our customers needs and design attractive, innovative, affordable cases that achieve new program wins and then execute smartly by tightly controlling our supply chain to hold down costs and to ensure that we can meet rapidly changing demand schedules. Toward that end, we have entered into several hub arrangements with Motorola that we believe will more closely integrate our products into their supply chain and allow us to better serve them on a world-wide basis.

The market for OEM blood glucose monitoring kit cases is generally less volatile than the cell phone market and  is typically characterized by longer running programs with steady demand.  However, as with any  long run product, as the product matures, our margins tend to become increasingly tight and customers are extremely price sensitive.  Here, the challenge is to position ourselves to capitalize on our strong customer relationships and to win new business at a higher initial margin and achieve efficiencies in our supply chain as the product matures.

There are very few large customers in our OEM cell and blood glucose case markets, and it is important that we not miss out on any new business.  For that is one of the challenges in the period ahead:  our customer concentration has increased as we have, for the time being, been left out of the program awards of certain customers that contributed significantly to the results of past years.  We must regain our visibility with them, establish closer bidding and working relationships, and become more nimble in dealing with our present and future customers' needs.

We recognize the need to develop new markets and to date we have had very limited success at developing carry solutions for laptops and other consumer products that could complement and grow our existing product markets.  In order to address this and other aspects of our business, we have been evaluating acquisitions of businesses and personnel that would provide complementary assets and market opportunities.  To date, nothing has developed that would fit strategically.  Rather, one of our successes this past year has been to protect our balance sheet and refuse to over-pay for businesses that were available.  We will continue to evaluate potential transactions but we will do so cautiously.

Another significant challenge for us this year is to maintain and grow our licensing business.  Our current license agreement with Motorola expires at the end of this calendar year and we will work diligently to get this license renewed and continue to build on a  relationship that has benefited both our companies for more than six years.

Filing Status
Because of the success in our financial performance over the past two years, Forward no longer qualifies as a "small business issuer" under the rules and regulations of the Securities and Exchange Commission.  As a result of this, we will no longer be filing our period reports on "SB" forms but will instead be filing quarterly reports on Form 10-Q and our Annual Report on Form 10-K.  As part and parcel of this change, our reports will contain additional disclosures that were not required under Form 10-QSB or Form 10-KSB.

Annual Meeting
We invite you to review the accompanying Annual Report on Form 10-KSB for the fiscal year ended September 30, 2006, and proxy materials relating to our Annual Meeting for fiscal 2006.   The Notice of Annual Meeting and Proxy Statement that follow this letter provide information concerning matters to be considered and acted upon at the Annual Meeting.  At the Annual Meeting we will provide a report on our business followed by a question and answer period

Our Company currently has no compensation plan in place by which our executive officers, employees, and non-employee directors can be awarded equity compensation as part of their total compensation package and by which to attract new hires.  Therefore, in addition to the election of a slate of directors and ratification of the appointment of our independent accountants, we are asking shareholders to approve the Forward Industries 2007 Equity Incentive Plan, a plan authorizing the grant of awards of up to 400,000 shares of common stock, in the form of restricted stock grants and stock option grants, for the benefit of employees, officers, and directors.  Our 1996 Incentive Stock Plan expired in November 2006, and no further grants may be made under the expired plan.  Under that plan, options covering approximately 245,000 shares of common stock are outstanding and expire on various dates.  The 2006 Restricted Stock Plan that was introduced at last year's annual meeting was terminated-there are no grants outstanding under that terminated plan and no awards vested under that plan.

The Company has not made any grants of any equity compensation (that were not terminated) to any of our executives or employees since January 2001.  The only grants of equity compensation made since that time have been annual grants of options to purchase 10,000 shares of common stock made to each non-employee director, the most recent being grants of stock options for an aggregate of 40,000 shares made to our four non-employee directors in April 2006 under the now expired 1996 Stock Incentive Plan.  Incentive compensation linked to equity is an important and common means to compensate and incentivize employees and executive officers,  to attract and retain prospective new marketing or other hires, and to attract and retain non-employee directors.  We believe that it makes good sense to have the means to create incentives for existing and prospective management and other personnel.

Accordingly, we strongly urge that you cast your vote to approve the Forward Industries 2007 Equity Incentive Plan:  the 400,000 shares of Forward Industries common stock authorized for issuance if that plan is approved represent approximately only 5% of the shares of common stock issued and outstanding (exclusive of treasury shares, which may be used to satisfy awards if the plan is approved).

We urge you to attend our Annual Meeting, which is being held on Wednesday, May 2, 2007.  Whether or not you plan to attend, please be sure that your shares are represented by promptly signing, dating, and returning the accompanying proxy card in the enclosed postage-paid envelope or vote using the phone or Internet.

On behalf of the Board of Directors, management and employees, we thank you for your support and look forward to keeping you apprised of the Company's developments.

Sincerely,

Jerome E. Ball Chairman and CEO	Michael Schiffman President and COO

FORWARD INDUSTRIES, INC.
1801 Green Road
Suite E
Pompano Beach, Florida 33064

NOTICE OF ANNUAL SHAREHOLDERS' MEETING

To the Shareholders of Forward Industries, Inc., 1801 Green Road, Suite E, Pompano Beach, Florida 33064

Notice is hereby given that the Annual Shareholders' Meeting of Forward Industries, Inc. relating to the fiscal year ended September 30, 2006, will be held on Wednesday, May 2, 2007, at 11:00 A.M., Eastern Daylight Time, at the executive offices of Forward, 1801 Green Road, Suite E, Pompano Beach, Florida 33064, for the following purposes:

1.             To elect a Board of Directors for the current fiscal year.

2.             To approve the Forward Industries, Inc. 2007 Equity Incentive Plan.

3.             To ratify the appointment of Kaufman, Rossin & Co., P.A., as our independent registered public accounting firm for the fiscal year ending September 30, 2007.

4.             To transact such other business as may properly come before the meeting.

All shareholders are invited to attend the annual meeting.  Only shareholders of record at the close of business on March 26, 2007, the record date fixed by the Board of Directors, are entitled to notice of and to vote at the annual meeting.  A complete list of shareholders entitled to notice of and to vote at the annual meeting will be open to examination by shareholders beginning ten days prior to the annual meeting for any purpose germane to the annual meeting during normal business hours at the office of the Secretary of Forward Industries, 1801 Green Road, Suite E, Pompano Beach, Florida 33064.

Whether or not you plan to attend the annual meeting, please be sure that your shares of common stock are represented at the meeting by signing, dating, and returning the enclosed proxy card in the enclosed postage-paid envelope, or vote using the telephone or Internet.

By Order of the Board of Directors

Douglas W. Sabra
Assistant Secretary

Pompano Beach, Florida
March 26, 2007

PLEASE SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD PROMPTLY, OR VOTE BY TELEPHONE OR INTERNET.  THE PROXY IS REVOCABLE, AND IT WILL NOT BE USED IF YOU:  (1) GIVE WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF FORWARD INDUSTRIES, 1801 GREEN ROAD, SUITE E, POMPANO BEACH, FLORIDA 33064, PRIOR TO THE VOTE TO BE TAKEN AT THE MEETING; (2) FILE A LATER-DATED PROXY, OR VOTE BY TELEPHONE OR INTERNET, ON A LATER DATE, PROVIDED THE NEW PROXY IS RECEIVED BY AMERICAN STOCK TRANSFER PRIOR TO SUCH VOTE; OR (3) ATTEND AND VOTE AT THE ANNUAL MEETING.

FORWARD INDUSTRIES, INC.

1801 Green Road
Suite E
Pompano Beach, Florida  33064

(954) 419-9544

PROXY STATEMENT

The accompanying proxy is solicited by the Board of Directors of Forward Industries, Inc., a New York corporation, for use at our Annual Meeting of Shareholders for the fiscal year ended September 30, 2006 (the "Annual Meeting"), to be held Wednesday, May 2, 2007, at 11:00 A.M., Eastern Daylight Time, at our executive offices, 1801 Green Road, Suite E, Pompano Beach, Florida 33064, and any postponement or adjournment thereof.

This Proxy Statement and related proxy materials will be first mailed to shareholders on or about March 30, 2007, to holders of record of Forward Industries' common stock, par value $.01 per share (the "Common Stock"), at the close of business on March 26, 2007, the record date for the Annual Meeting.

We will bear the cost of solicitation of proxies.  In addition to the solicitation of proxies by mail, certain of our officers, consultants and employees, without extra remuneration, may also solicit proxies personally by facsimile and by telephone.  In addition to mailing copies of this proxy material to shareholders, we may request persons (such as banks, brokers, and others), and reimburse them for their expenses in connection therewith, who hold Common Stock in their names or custody or in the names of nominees for others to forward such material to those persons for whom they hold Common Stock and to request their authority for execution of the proxies.

VOTING

                Whether or not you plan to attend the Annual Meeting, please be sure that shares of Common Stock that you own are represented by signing, dating, and returning the enclosed proxy card in the enclosed postage-paid envelope or vote using the telephone or Internet.  Telephone and Internet voting instructions are provided on the proxy card.  A control number, located on the proxy card, is designed to verify your identity and allow you to vote your shares and confirm that your voting instructions have been properly recorded.

                If your shares of Common Stock are held in "street" name and thus are registered in the name of a broker, bank, or other nominee, follow the voting instructions on the form you receive from the nominee. The availability of telephone and Internet voting will depend on the nominee's voting procedures.

Record Date; Voting Securities

                The Board of Directors has fixed March 26, 2007, as the record date for voting at the Annual Meeting: only shareholders of record as of the close of business on that date are entitled to notice of and to vote at the Annual Meeting and any postponement or adjournment thereof.  At the close of business on March 26, 2007, 7,861,438 shares of Common Stock were outstanding and eligible for voting at the Annual Meeting.  Each such share of Common Stock entitles the holder of record on the record date to one vote on each matter to be voted on at the Annual Meeting.  Cumulative voting is not permitted.  See "Ownership of Common Stock and Related Party Transactions-Security Ownership of Certain Beneficial Owners and Management."

Quorum

The quorum necessary to conduct any business at the Annual Meeting consists of a majority of the shares of our Common Stock issued and outstanding on the record date, present in person or represented by proxy (received by mail, telephone, or the Internet) at the Annual Meeting.  Proxies submitted that contain abstentions and broker non‑votes are counted as present for purposes of determining whether the quorum requirement is satisfied.  If a share is deemed present at the Annual Meeting for any matter, it will be deemed present for all matters.  Abstentions and broker non-votes will not have the effect of votes in opposition to a director, the nominees for which must receive a plurality of votes cast at the Annual Meeting.

Proxies

The shares of Common Stock represented by your properly completed and delivered proxy card or by your proxy voted by telephone or Internet will be voted in accordance with your instructions. With respect to Proposal Number 1, Election of Directors, the form of proxy solicited by our Board of Directors affords you the ability to choose between approval or withholding approval of all nominees or withholding authority to vote for one or more nominees.  With respect to Proposal Number 2 (Approval of the Forward Industries, Inc. 2007 Equity Incentive Plan) and Proposal Number 3 (Ratification of the Appointment of Kaufman, Rossin & Co., P.A. as our Independent Registered Accounting Firm for Fiscal 2007) the form of proxy affords you the ability to approve, or disapprove, or abstain from voting.

All shares of Common Stock represented by properly executed proxies that are timely returned (by mail, telephone, or Internet) and not revoked will be voted in accordance with your instructions, if any, given therein. If you provide no instructions in a proxy, the shares of Common Stock represented by such proxy will be voted: by the persons named in the accompanying proxy (1) FOR all seven of the Board of Directors' nominees for director, (2) FOR the approval of the Forward Industries, Inc. 2007 Equity Incentive Plan, and (3) FOR ratification of the appointment of Kaufman, Rossin & Co., P.A. as our independent registered public accounting firm.  The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting, but if other matters are properly brought before the Annual Meeting, shares of Common Stock represented by properly completed proxies received by mail, telephone, or the Internet will be voted in accordance with the judgment of the persons named as proxies.  See "Deadline for Shareholder Proposals for 2007."

Revocation of Proxies

A shareholder who has duly and validly given a proxy (by mail, telephone, or Internet) may revoke it at any time prior to its exercise at the Annual Meeting if such shareholder:  (i) delivers (by mail or otherwise) written notice of such revocation to our Corporate Secretary at the address appearing at the top of page one of this Proxy Statement prior to the Annual Meeting; or (ii) executes and delivers to Forward at such address a duly and validly completed, later dated proxy reflecting contrary instructions or votes by telephone or the Internet on a later date, provided the new proxy is received by American Stock Transfer & Trust Company (which will have a representative present at the Annual Meeting) before the vote; or (iii) attends the Annual Meeting and takes appropriate steps to vote in person.

No Dissenter's Rights

Under the New York Business Corporation Law, shareholders are not entitled to dissenters' rights of appraisal with respect to the election of directors, the proposal to approve or disapprove the Forward Industries, Inc. 2007 Equity Incentive Plan, or the proposal to ratify the appointment of Kaufman, Rossin & Co., P.A., as our independent registered public accounting firm for the fiscal year ending September 30, 2007.

Remainder of Page Intentionally Left Blank

PROPOSAL 1

ELECTION OF DIRECTORS

General Information

At the date of this proxy statement, the board of directors of the Company consists of seven members, four of whom are non-employee, independent directors.  Under our By-laws, the number of directors serving on our Board may not be more than seven nor fewer than three and is set by a resolution adopted by a majority of the entire Board of Directors.  In February 2007, our Nominating Committee determined to nominate each of the incumbent directors for election as director at the Annual Meeting, and our Board of Directors accepted the Committee's recommendation.   Therefore, the resolution of the Board of Directors adopted in April 2006 that fixes the size of the Board at seven members will remain in place.

Accordingly, seven nominees for director are to be elected at the Annual Meeting to constitute the Board of Directors for the current fiscal year.  Each nominee for director is standing to be elected to hold office for a period of one year, or until his successor has been elected and qualified.  It is intended that the accompanying proxy will be voted in favor of each and all of the following persons to serve as directors, unless you the shareholder indicate to the contrary on the proxy by withholding authority to vote for one or more of the nominees.

Each nominee has consented to be named in this proxy statement and to serve if elected.  The Board of Directors has no reason to believe that any nominee will not serve if elected, but if any nominee should become unavailable to serve as a director prior to the vote at the Annual Meeting, and if the Board of Directors designates a substitute nominee or nominees, the persons named in the accompanying proxy will vote for the substitute nominee or nominees designated by the Board of Directors.  We know of no reason why this would occur.

Nominees for Election as Directors

For election to the Board of Directors for a one-year term or until his successor is elected and qualifies, the Board of Directors has nominated the following individuals, each of whom is a current director:  See "Certain Relationships and Related Party Transactions."

Name	Age	Principal Occupation

Jerome E. Ball	71	Director since 1998; Chief Executive Officer of Forward since October 1998 and Chairman of the Board since April 1999.

Bruce Galloway (a)	49

Director since April 2002; Chairman and Chief Executive Officer of Galloway Capital Management, a private investment firm, since August 2005; Managing Director of Burnham Securities from 1993 to August 2005; Mr. Galloway serves as a director and Chairman of Command Security Corporation, a publicly held security guard and aviation screening services provider; and as non-executive Chairman and a member of the Compensation Committee of Broadcaster Inc. a new media and software company. He was a Director of Datametrics, a manufacturer of ruggedized computer equipment, from August 2000 to October 2006 and was a director of GVI Security Solutions Inc., a video surveillance equipment provider, from February 2004 until June 2006.

Edwin A. Levy (b)	69

Director since April 2003; Chairman, founder, and principal of Levy, Harkins & Co., a New York City investment advisory firm; General Partner in Gracy Fund, a private investment partnership; Mr. Levy serves as a director of publicly held Traffix, Inc., an online database direct marketing company, since 1995; World Point Terminals, Inc., a maritime port facilities provider of liquid bulk storage, since 1998; and Future Fuels Corp., a supplier of custom and specialty organic chemicals, where he is the Chairman of the Audit Committee and a member of the Nominating and Governance Committee and the Remuneration Committee.  Future Fuels is traded on the London Stock Exchange Alternative Investment Market "AIM".

Louis Lipschitz (a)	62

Director since June 2005; Executive Vice President and Chief Financial Officer of Toys "R" Us, Inc. from February 1996 until March 2004. Mr. Lipschitz serves as a director of Majesco Entertainment, Inc., a publicly held software and digital content provider for electronic games, where he is Chairman of the Audit Committee and a member of Compensation and Nominating and Governance Committees;  a director of New York & Company Inc., a publicly held specialty clothing chain, where he is the Chairman of the Audit Committee; and as a director of Finlay Enterprises Inc., a publicly held specialty retailer of fine jewelry, where he is the Chairman of the Audit Committee.

Norman Ricken (c)	70

Director since March 2000; During the past five years Mr. Ricken has served as an independent consultant. From 1971 to his retirement in 1989, Mr. Ricken held senior positions at Toys R Us Inc., including Chief Financial Officer, President, and Chief Operating Officer.

Douglas W. Sabra	48	Director since April 2006; Vice President and Chief Financial Officer of Forward since June 2000, Assistant Secretary since February 2005.

Michael Schiffman	42	Director since 1992; President and Chief Operating Officer of Forward since June 1998; Executive Vice President of Forward from 1992 to 1998.

Notes:

(a) Member of the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee.

(b) Member of the Audit Committee and the Compensation Committee and Chairman of the Nominating and Governance Committee.

(c) Chairman of the Audit Committee and the Compensation Committee and member of the Nominating and Governance Committee.

Shareholders may nominate candidates for directors, in accordance with guidelines summarized below under the caption "Nominating and Governance Committee", and subject to compliance with certain provisions of our By-Laws.  See also "Deadline for Shareholder Proposals for 2007".

Shareholder Vote Required

               To be elected, assuming a quorum is achieved at the Annual Meeting, a nominee for director must receive a plurality of the votes of Common Stock cast at the Annual Meeting by holders of shares present in person or represented by proxy and entitled to vote for the election of directors.  Therefore, shareholders who do not vote, or who withhold their vote from one or more of the seven nominees proposed herein and do not vote for another person, will not affect the outcome of the election, provided that a quorum is present at the meeting.  If you timely submit a signed and dated proxy but fail to specify instructions as to the vote for nominees for director, the accompanying proxy will be voted in favor of each and all of the Board's nominees.  In general, a broker or bank that is the record owner of shares of Common Stock beneficially owned by a customer will have discretionary authority to vote such shares in the election of directors if the broker has not received voting instructions from the beneficial owner by the tenth day before the Annual Meeting, provided that this proxy statement has been transmitted to the beneficial owner at least 15 days before the meeting.

The Board of Directors UNANIMOUSLY Recommends a Vote FOR Each of the Nominees FOR Election to the Board of Directors, WHICH IS DESIGNATED AS PROPOSAL 1 ON THE ENCLOSED PROXY CARD.

STRUCTURE AND PRACTICES OF THE BOARD OF DIRECTORS

Board of Directors

To assist it in the discharge of its responsibilities, the Board of Directors has established a separately designated, standing Audit Committee, Compensation Committee, and Nominating and Governance Committee, the members and principal responsibilities of each of which are set forth below.  The members of each such committee are Bruce Galloway, Edwin A. Levy, Louis Lipschitz, and Norman Ricken.  The Board of Directors has determined that each of Messrs. Galloway, Levy, Lipschitz, and Ricken is independent in accordance with Nasdaq Stock Market's ("NASDAQ") listing standards (including without limitation Marketplace Rule 4200(a)(15)).

Exclusive of committee meetings, the Board of Directors met, participated in meetings by means of conference call, or acted by unanimous written consent on  five occasions during the fiscal year ended September 30, 2006.  All directors attended all of the meetings held by the Board and all of the meetings of the committees of which they are members in person or by telephone conference call, except for Mr. Galloway who did not attend one meeting of each of the Audit Committee and Compensation Committee.  All directors attended the Annual Meeting of Shareholders in April 2006 except Mr. Galloway; however, the Company maintains no formal policy mandating such attendance.

Exclusive of committee meetings, the independent director members of the Board met in executive session, without other Board members present, on three occasions during the fiscal year ended September 30, 2006.

Each committee of the Board of Directors is required to conduct an annual assessment to review the sufficiency of resources and time to fulfill its obligations and to review and assess its performance of its obligations under the charter by which it is constituted.  Under the respective charters of the committees, each committee may retain consultants to assist it in carrying out its responsibilities.

It is anticipated that, if elected at the Annual Meeting, each of Messrs. Galloway, Levy, Lipschitz, and Ricken will be reappointed as members of the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee, respectively, and that Mr. Ricken and Mr. Levy will retain their respective committee chairs.

Audit Committee.   The members of the Audit Committee are Norman Ricken, who is Chairman of the Committee, and Messrs. Galloway, Levy, and Lipschitz.  Our Board of Directors has determined that each such director is independent in accordance with NASDAQ listing standards applicable to membership on audit committees.  See Item 9 of our Annual Report on Form 10-KSB for the fiscal year ended September 30, 2006, a copy of which is enclosed with these proxy materials, for information relating to the director serving on the Audit Committee who our Board of Directors has determined is an Audit Committee Financial Expert.  The Audit Committee held five meetings during the fiscal year ended September 30, 2006.

The Audit Committee oversees the accounting and financial reporting processes of the Company and audits of its financial statements.  It is the responsibility of the Committee to maintain free and open communication between and among the Committee, the Company's independent registered public accounting firm, the Company's internal accounting staff, and management.  The Audit Committee's approval is required in order to engage our independent registered public accounting firm to perform the audit and non-audit services in order to assure that the provision of such services does not impair such firm's independence.  Unless a type of service to be provided has received general pre-approval from the Audit Committee, it requires specific pre-approval.  The Committee also has the power to retain legal, accounting and other advisors, as it deems necessary to carry out its duties.  In discharging its functions, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company.  Our Audit Committee was established in 1999 in accordance with the requirements of Section 3(a)(58)(A) of the Securities Exchange Act of 1934, or the "Exchange Act" and is governed by a written charter approved by the Board of Directors, which was amended and restated in March 2004.  A copy of the Charter governing the activities of the Audit Committee is attached to this Proxy Statement as Exhibit 1 and is also available for viewing at our web site at: www.forwardindustries.com/corp-gov.htm.  Further information regarding the functions performed by the Audit Committee is set forth under "Matters Relating to Independent Registered Public Accountants."

The foregoing information is not deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission or subject to the SEC's proxy rules or to the liabilities of Section 18 of the Exchange Act, and such information shall not be deemed to be incorporated by reference into any prior or subsequent filing by Forward under the Securities Act of 1933 or the Exchange Act except to the extent expressly incorporated by reference.

Compensation Committee.  The members of the Compensation Committee are Norman Ricken, who is Chairman of the Committee, and Messrs. Galloway, Levy, and Lipschitz.  Our Board of Directors has determined that each such director is independent in accordance with NASDAQ listing standards applicable to membership on compensation committees.  The Compensation Committee met three times during the fiscal year ended September 30, 2006.  The purpose of the Compensation Committee is to establish and implement compensation policies and programs for our executives and to recommend policies for director compensation to the Board of Directors.  If the shareholder vote on Proposal Number 2, "Approval of Forward Industries, Inc. 2007 Equity Incentive Plan," at the Annual Meeting is favorable, it is anticipated that the Compensation Committee will administer the 2007 Equity Incentive Plan.  See "Management Compensation-Compensation Committee Report on Management Compensation."  The Compensation Committee has as one of its functions the responsibility to administer the Company's 1996 Stock Incentive Plan, which expired in November 2006.  Although no new grants may be made under such plan, the Compensation Committee continues to function as administrator of options remaining outstanding under such plan.  See "Ownership of Common Stock and Related Party Transactions-Security Ownership of Certain Beneficial Owners and Management."

The Compensation Committee, which was established by the Board in July 2000, is governed by a written charter that was adopted by the Board of Directors in February 2005.  A copy of the Charter is available for viewing at our web site at: www.forwardindustries.com/corp-gov.

Nominating and Governance Committee.  The members of the Nominating and Governance Committee are Edwin A. Levy, who is Chairman of the Committee, and Messrs. Galloway, Lipschitz, and Ricken.  Our Board of Directors has determined that each such director is independent in accordance with NASDAQ listing standards applicable to membership on nominating committees.  In February 2007, the Nominating and Governance Committee met and recommended to the Board that each of the incumbent directors be nominated for election at the Annual Meeting, and the Board of Directors unanimously approved such recommendations.  The Nominating Committee met once during the fiscal year ended September 30, 2006.

In February 2007, the charter of our Board's Nominating Committee was amended to expand the mandate of that committee with, among other things, responsibility for identifying, reviewing, evaluating, and resolving actual or potential conflicts of interest and related party transactions between any officer or director (or their family members and certain other persons) and the Company.  In connection with the expanded responsibilities assigned to this committee, it has been renamed the Nominating and Governance Committee.

With respect to its nominating function the responsibilities of the Nominating and Governance Committee include: identifying candidates qualified to become Board members; developing and reviewing background information on such candidates; evaluating such candidates based on their qualifications;  and making recommendations to the Board regarding such candidates.  The Nominating Committee may identify and evaluate candidates for directorships through the use of questionnaires, interviews, and other investigatory methods, including the use of search firms and payment of a fee, to determine the suitability of potential nominees.  The Committee's responsibilities also include recommending to the Board the persons to be nominated for appointment to each of the Board's committees.  The Nominating Committee is authorized to retain advisors and consultants and to compensate them for their services.

In recommending nominees for election to the Board of Directors, the Nominating Committee will seek to identify candidates who meet the current needs of the Board of Directors.  The Nominating Committee Charter does not specify minimum qualifications that must be met by a nominee.  However, the Committee Charter requires the Nominating Committee to consider, among other things, the candidate's integrity and honesty, ability to exercise independent business judgment, his background and experience in his profession or chosen field of expertise. In addition, the Charter requires the Committee to consider the individual candidate's ability to work constructively with others, the availability of sufficient time to devote to the affairs of the Company in order to carry out the responsibilities of a director, an absence of conflicts that might interfere with the proper performance of his responsibilities as director, and other criteria deemed relevant by the Committee.  The Nominating Committee will, on the basis of the same foregoing procedures and bases, consider director nominee recommendations made by shareholders, provided, as an initial step required by our By-laws, the name and address of such nominee, accompanied by relevant biographical information specified in the Securities and Exchange Commission's rules, are submitted in writing to the Secretary of the Company, are accompanied by a written statement of the candidate's willingness to serve and the amount of Common Stock owned beneficially and of record, and such submission otherwise complies with the criteria and procedures of the Nominating and Governance Committee and the Company's By-laws.  See "Deadline for Shareholder Proposals for 2007".

With respect to the Committee's governance function the responsibilities of the Committee include the identification, review, evaluation, and approval or rejection of related party transactions and conflicts of interest, and the development of governance policies with respect thereto; the review and assessment of the performance of the Board and Committees thereof and adequacy of structure and scope of the Committees of the Board; the development of and recommendation to the Board of governance principles; monitoring of compliance with the Company's Code of Business Conduct and Ethics; and the assessment of effectiveness of the Company's shareholder communications policy and recommendation of amendments thereto.

Our Board of Directors established the Nominating Committee as a separately designated, standing committee and adopted a written charter governing its responsibilities in February 2005.  A copy of the charter of the Nominating and Governance Committee, as amended in February 2007, is available for viewing at our web site at: www.forwardindustries.com/corp-gov.htm.

Communications with the Board

                The Board of Directors entertains communications from security holders and has unanimously adopted a written policy regarding same.  A copy of this policy is available for viewing at our web site referred to above.  Communications should be sent to Forward at the address set forth on the first page of this Proxy Statement, attention: Douglas Sabra.

Code of Ethics

                In November 2003, Forward adopted a Code of Business Conduct and Ethics that applies to all officers, directors and employees regarding their obligations in the conduct of Company affairs.  The Nominating and Governance Committee is charged with assessing the adequacy of and monitoring compliance with the Code of Business Conduct and Ethics.  The Code of Ethics is available for viewing at the Company's web site at www.forwardindustries.com/corp-gov.htm.

Executive Officers

The following table sets forth certain information with respect to each person who is currently an executive officer of Forward and is based on our records and information furnished to us by such persons.  Reference is made to "Security Ownership of Certain Beneficial Owners and Management" for information pertaining to stock ownership by each director, director nominee, and executive officer.

Name	Age	Position with Forward	Held Office Since
Jerome E. Ball.........................	71	Chief Executive Officer and Chairman of the Board	1998
Michael Schiffman.................	42	President, Chief Operating Officer and Director	1998
Douglas W. Sabra.................	48	Vice President, Chief Financial Officer, Assistant Secretary and Director	2000
Steven A. Malsin...................	59	Secretary	2005

JEROME E. BALL became Chief Executive Officer and Vice Chairman of the Board effective October 1998 and became Chairman of the Board in April 1999.  Before joining Forward, from 1996 until October 1998 Mr. Ball served as Chairman and Chief Executive Officer of George Arzt Communications, a full service public relations firm.  Prior to that time, Mr. Ball had been president of Balson-Hercules Group, a textile manufacturing company, which was sold to a Canadian Stock Exchange listed company, Consoltex Group, Inc., Ltd., where he served until 1996.

MICHAEL SCHIFFMAN has been employed by Forward in various capacities since 1985 and became a director in April 1992.  Mr. Schiffman was employed as a salesman for our advertising specialties products in 1985.  He became marketing manager for such products in 1987 and, following the acquisition of the custom carrying case business in 1989, was appointed General Manager of that division.  From 1995 through June 1998, Mr. Schiffman was assigned to our Hong Kong operations.  Executive Vice-President from 1992 to 1998, Mr. Schiffman was appointed our President and Chief Operating Officer in June 1998.

DOUGLAS W. SABRA was appointed Vice President and Chief Financial Officer of Forward in September 2000 and has been a director since April 2006.  Prior to joining Forward, Mr. Sabra was a Controller for Tyco Submarine Systems (now Tycom Ltd.), where he worked from 1998 to June 2000.  Mr. Sabra retired from the Coast Guard in 1998 after 22 years of service where he held a variety of financial management positions.  Mr. Sabra received an MBA from the University of South Florida and a Bachelors Degree in accounting from Florida International University.  Mr. Sabra was appointed Assistant Secretary in January 2005.

STEVEN A. MALSIN was appointed Secretary of Forward in January 2005.  He is, and has for more than the past five years, been engaged in private legal practice.  He serves on the Board of Directors of two not-for-profit organizations.

Pursuant to their respective employment agreements, Jerome E. Ball is employed as Chairman and Chief Executive Officer and Michael Schiffman is employed as President and Chief Operating Officer, in each case through December 31, 2007.  Pursuant to his employment agreement, Douglas W. Sabra is employed as Vice President and Chief Financial Officer through December 31, 2008.  Each of these employment agreements contains automatic renewal provisions for successive one-year terms unless the executive or Forward provides 90 days prior notice of intent not to renew the agreement.  See "Management Compensation-Employment Agreements."

MANAGEMENT COMPENSATION

Summary of Compensation in Fiscal 2006, 2005, and 2004

The following "Summary Compensation Table" sets forth summary information regarding all cash and non-cash compensation paid by Forward during each of the fiscal years ended September 30, 2006 ("Fiscal 2006"), 2005 ("Fiscal 2005"), and 2004 ("Fiscal 2004"), to our chief executive officer and each other executive officer earning more than $100,000. For further information concerning compensation arrangements with the executive officers named below, see "Employment Agreements."

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation	All Other Compensation Note (a)

Jerome E. Ball
Chairman and	2006	$325,000	$ 0		$8,000
Chief Executive	2005	$230,000	$214,000	--	$7,200
Officer	2004	$230,000	$139,800	--	$7,375

Michael Schiffman
President and	2006	$325,000	$ 0	--	$6,000
Chief Operating	2005	$300,000	$151,000	--	$9,460
Officer	2004	$300,000	$ 88,800	--	$6,140

Douglas W. Sabra
Vice President and	2006	$185,000	$ 0	--	$5,827
Chief Financial	2005	$158,750	$142,500	--	$5,600
Officer	2004	$150,000	$ 64,700	--	$5,306

(a) Represents matching contributions under the Company's 401(K) plan.

Option Grants in Fiscal 2006

The 1996 Stock Incentive Plan expired in November 2006.  No options to purchase our Common Stock, stock appreciation rights or other long term compensation were granted or paid under that plan to any of the executive officers named in the Summary Compensation Table in Fiscal 2006, Fiscal 2005 or Fiscal 2004.  No options were granted to any person under that plan since April 2006, in connection with grants of options to non-executive directors.  The 1996 Stock Incentive Plan, which was adopted in November 1996 by our Board of Directors, authorized the issuance of up to four million (4,000,000) shares of our Common Stock to our executive officers, employees and non-employee directors and consultants upon the exercise of incentive stock options and nonqualified stock options. Under this plan, the exercise price of the incentive options could not be less than the fair market value of the Common Stock at the date the option is granted. The Compensation Committee of our Board of Directors established the exercise price of the nonqualified options. Options generally vested evenly over three years and expire ten years after the date of grant, provided that, if the option holder's employment, consulting or other relationship with the Company terminates, generally the option must be exercised within 90 days of such termination.

Currently outstanding options under the Plan remain in force until the stated expiration dates of such options.  See "Stock Options Held at September 30, 2006;-Ownership of Common Stock and Related Party Transactions-Security Ownership of Certain Beneficial Owners and Management."

Stock Options Held at September 30, 2006

The following table indicates the total number of exercisable and unexercisable stock options held by each executive officer named in the Summary Compensation Table as of September 30, 2006. No stock appreciation rights were outstanding during Fiscal 2006. The closing price of our Common Stock at September 30, 2006, was $5.12, as reported by Nasdaq.

Aggregated Option Exercises in Fiscal Year 2006 and Fiscal 2006 Year-End Option Values(1)
Name	Shares Acquired On Exercise	Value Realized	Number Of Securities Underlying Unexercised Options at FY-End Exercisable / Unexercisable	Value of Unexercised In-The-Money Options/SARS at FY End- Exercisable / Unexercisable
Jerome E. Ball	0	$0	175,000/0	$583,000/0
Michael Schiffman	25,000	$299,500	0/0	$0
Douglas W. Sabra	0	$0	0/0	$0

(1) All options reflected in the table were issued pursuant to the 1996 Stock Incentive Plan, which expired in November 2006.  No options were issued under this plan subsequent to fiscal year-end, September 30, 2006.

The dollar values reflected above as Realized and at Fiscal Year-End were calculated as the difference between the fair market value of our Common Stock and the exercise price of the option at exercise or fiscal year-end, respectively.

Compensation of Directors

Our standard arrangements for compensation of non-employee directors were amended in November 2005 and provide that each such director receives an annual stipend of $20,000, payable in quarterly increments of $5,000, and that the chairman of each committee receives an additional $2,000 stipend per committee chair. In addition, each non-employee director receives $2,000 for each board meeting attended, and, $1,000 for each committee meeting attended and is entitled to reimbursement for actual and reasonable travel expenses incurred for attendance at such meetings.  In addition, in recent years, it has been the policy to grant under the 1996 Stock Incentive Plan on an annual basis each non-employee director options to purchase 10,000 shares of Common Stock at an exercise price equal to the market price therefor on the date of the grant as quoted on the Nasdaq SmallCap Market.

During Fiscal 2006, Messrs. Ricken, Galloway, Levy, and Lipschitz received $34,500, $27,500, $32,500, and $30,500, respectively, for their services, excluding travel reimbursements. In addition, in Fiscal 2006 under the 1996 Stock Incentive Plan each non-employee director, was granted options to purchase 10,000 shares of our Common Stock at an exercise price of $6.02 per share, which was equal to the quoted market price of our Common Stock at the time of the grant.  In the event any such director ceases to serve as a director, such options expire 90 days after termination of the director relationship.  The 1996 Stock Incentive Plan expired in November 2006.  If Proposal No. 2 relating to the 2007 Equity Incentive Plan is approved by shareholders at the Annual Meeting, it is anticipated that directors will be compensated in the fiscal year ending September 30, 2007, with grants of restricted stock or stock options on a substantially similar basis as in Fiscal 2006.  See "Compensation Committee Report on Management Compensation;--Proposal 2: Approval of Forward Industries, Inc. 2007 Equity Incentive Plan-Background", below.

Employment Agreements

Effective October 1, 2005, we entered into an employment agreement with each of Jerome E. Ball, Michael M. Schiffman, and Douglas W. Sabra in order to secure their services to Forward during the terms of the agreements, each of which expires on December 31, 2007, except Mr. Sabra's agreement expires December 31, 2008.   Each agreement provides for successive one-year renewal terms, unless either party provides written notice of its intention not to renew the agreement not later than 90 days prior to the end of the term (or renewal period). If Forward gives such notice, subject to certain conditions, the executive would be entitled to receive six months salary, at the rate then in effect, as severance.  No stock options or other equity compensation is granted to any such executive pursuant to these agreements.  These agreements terminate and supersede the contracts to which Forward and Messrs. Ball, Schiffman, and Sabra, respectively, were a party, which were to have expired December 31, 2005.  Set forth below is certain additional information that pertains to each executive's employment agreement.

Under his agreement, Mr. Ball is employed as our Chairman and Chief Executive Officer at an annual salary of $325,000.  Under his agreement, Mr. Schiffman is employed as our President and Chief Operating Officer at an annual salary of $325,000.  Under his employment agreement, Mr. Sabra is employed as Vice President and Chief Financial Officer at an annual salary of $185,000.  In November 2006, as previously disclosed, the Compensation Committee of the Board of Directors voted to increase the annual salary of Mr. Sabra pursuant to his employment agreement with the Company to $225,000 from $185,000, effective from the time of the announcement; no changes were made to any other term of Mr. Sabra's employment agreement.

In addition, each of Mr. Ball, Mr. Schiffman, and Mr. Sabra is eligible to receive bonus compensation in each year of the term of his agreement based on financial incentives.  The formula that determines the amount of bonus that may be earned in each year during the term of the agreement is based on the extent to which, if any, Forward's Pre-Tax Income (as defined identically in the executives' agreements) exceeds, achieves or fails to exceed the target level for such year, which is to be identified at the beginning of each fiscal year during the term of each agreement by the Compensation Committee of our Board of Directors.  In Fiscal 2006, the target levels of Pre-Tax Income established by the Compensation Committee were not met, and none of the named executives earned any bonus compensation in respect of that fiscal year.

As previously disclosed, during the first quarter of fiscal 2007, the Compensation Committee fixed the target levels of Pre-Tax Income that will determine whether the named executives are entitled to bonus compensation for the fiscal year ending September 30, 2007.  Under the formula, the bonus pool equals (A) a specified percentage of the amount by which, if any, Pre-Tax Income achieved by the Company for such fiscal year exceeds 80% of the target level until 125% of target level is reached plus (B) 5% of the amount by which, if any, Pre-Tax income exceeds 125% of target.  The total bonus pool will be allocated as follows: 40% for Mr. Ball; 30% for Mr. Schiffman; and 30% for Mr. Sabra.  Based on the formula, Mr. Ball, Mr. Schiffman, and Mr. Sabra would earn bonuses of approximately $36,000, $27,000 and $27,000 if Pre-Tax Income matches exactly the target level, respectively, in the fiscal year ending September 30, 2007, and a minimum of zero in each case, if Pre-Tax income fails to exceed 80% of the target amount, all on a sliding scale.  As set forth in the formula above, the bonus pool may be greater, and the bonuses earned by the named executive officers may be higher, if Pre-Tax Income exceeds the target.

Under the previously disclosed terms of their agreements, Mr. Ball, Mr. Schiffman, and Mr. Sabra are entitled to receive customary benefits including health, life and disability insurance, auto allowances and participation in the Company's 401K retirement plan.

In addition to the foregoing, the employment agreements provide that each executive may by notice terminate his agreement in the event that "good cause" (as defined in each such agreement) is established, in which case the executive would be entitled to receive six months of his salary on the date of termination (at the rate in effect when notice is given) plus the amount of the bonus to which he would otherwise be entitled, pro rated to the date of termination (and calculated as set forth in each such agreement), receivable at the time the Company files its audited financial statements with the Commission in respect of the fiscal year for which bonus was payable.  In addition, in the case of death during the term of the agreement, the executive's estate would be entitled to the bonus to which he would otherwise have been entitled, pro rated to the date of death, together with benefits made available to employees generally, including under Forward's retirement and group life insurance plans. Each such executive has also agreed to be bound by certain covenants that restrict his ability to compete with the Company or solicit the employment of Company employees after the term of his employment, prohibits disclosure of Company confidential information, and restricts the executive, subject to certain customary exceptions, from making investments in entities that compete with the Company.

Report on Repricing of Options/Sars

                We did not adjust or amend the exercise price of stock options previously awarded to any of our officers or directors during Fiscal 2006. See "Employment Agreements."

Compensation Committee Interlocks and Insider Participation

                The Board of Directors determines executive compensation based on recommendations of the Compensation Committee. None of the members of the Company's Compensation Committee is, or has been, an employee or officer of the Company. During Fiscal 2006, no member of the Compensation Committee had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K. During Fiscal 2006, none of the Company's executive officers served on the compensation committee (or equivalent) or Board of another entity whose executive officer(s) served on the Company's Compensation Committee or Board.

Compensation Committee Report on Management Compensation

Compensation Philosophy

                The Compensation Committee (the "Compensation Committee") of the Board of Directors is responsible for developing the Company's compensation policies, programs and amounts for executives and directors of the Company. The goals of the Company's compensation policy are to (i) offer competitive compensation that will attract and retain the type of high caliber executives and directors necessary to achieve the Company's business objectives and (ii) align the interests of executives with the long-term interests of the Company and its shareholders. The Company has traditionally primarily used (i) base salary, (ii) annual performance-based bonuses, and (iii) grants of stock options under the 1996 Stock Incentive Plan to meet these goals.  The Committee considers all three forms of compensation to be appropriate parts of the total compensation package, and views performance-based bonus and stock options as serving an incentive function as well as a compensation function.

                Directors have been compensated with a combination of (i) annual cash stipends plus a fixed amount per Board and committee meetings attended and (ii) annual grants of options to purchase 10,000 shares of Common Stock under the 1996 Stock Incentive Plan.

Base Salary
Base salary represents the fixed component of the executive compensation program.  Determinations of base salary levels are established based on an appropriate reviews of marketplace competitiveness with similar companies in the sector and based on internal relationships. On an individual basis, periodic increases in base salary relate to individual contributions to the Company's overall performance, relative marketplace competitiveness levels, length of service and other factors. Salary increases in Fiscal 2006 are as described below.

Bonus
Bonuses represent the variable cash component of the executive compensation program that is tied to the Company's performance, primarily pre-tax income, and, in certain cases from time to time, individual achievement. While the Company's policy is to base a significant portion of its executives' cash compensation on bonuses, no executive of the Company is guaranteed a bonus.  Executives are eligible for annual bonus compensation based on the Company's achievement, or not, of target levels of pre-tax income.  These targets are derived from formulas established at the beginning of each fiscal year based in part on the prior year's operating results and management projections and represent performance goals for management to meet. No cash bonuses were paid in Fiscal 2006 because of the failure of the Company to meet target levels of pre-tax income.

Stock Options and Restricted Stock Awards
The Compensation Committee, which among other things administers the Company's equity compensation and incentive plans, believes that one important goal of the executive compensation program should be to provide executives and key employees who have significant responsibility for the management, growth and future success of the Company with an opportunity to increase their ownership and potentially gain financially from the Company's stock price increases. This approach ensures that the best interests of the shareholders, executives and employees will be closely aligned.

Background to Fiscal 2006 Compensation
In July 2005 the Compensation Committee retained James F. Reda & Associates, LLC, an independent executive compensation consultant ("Reda Associates"), to assess the compensation types and levels of the Company's executives and assist in the determination of compensation levels and types for Fiscal 2006 and thereafter.  At the time that Reda Associates was retained, (i) the share price of Common Stock had reached record levels, suggesting that all or most outstanding stock options would be exercised, (ii) performance based bonus compensation was poised to reach a very significant level for the three named executive officers in respect of Fiscal 2005, and (iii) in light of unprecedented but not necessarily sustained record results of operations, it was appropriate to reassess the overall compensation packages of these executives compared to similarly situated executives.  Reda Associates made a detailed evaluation of the compensation types and levels earned by the three executives compared to "market" standards.  Reda Associates developed peer groups for the Company based on industry sector (focusing on specialty packaging consumer products manufacturers), revenue size, location, sales growth, peer group survey data, and input from management.

                In September 2005 Reda Associates concluded that the level of compensation for all types for Messrs. Ball, Schiffman, and Sabra was at or below the median of market compensation, with salary at market, bonus target percentages well below median, and long term incentives below median.  As a result, among other things, targets for Fiscal 2006 bonus compensation were set, new employment agreements at increased annual salary were recommended for Messrs. Ball and Schiffman, and it was recommended to develop long term incentive compensation goals for executives and a compensation program for non-employee directors.

Fiscal 2006 Compensation

                Executives.  The compensation paid in Fiscal 2006 to the executive officers named in the Summary Compensation Table above consisted of (i) base salary plus (ii) Company contributions to the executives 401K retirement plan accounts plus (iii) participation in Company sponsored health and retirement insurance plans, and (iv) perquisites consisting of auto allowances (lease payments, maintenance, gas, and insurance).

                No bonus compensation was earned in Fiscal 2006 by any named executive officer, because the Company's Pre-Tax Income (as identically defined in each executive's employment agreement) in Fiscal 2006 failed to meet the minimum target set forth in the Compensation Committee's formula that was fixed in the first fiscal quarter of Fiscal 2006.  The targets set by the Compensation Committee to determine eligibility for bonus compensation in Fiscal 2006 were set in part based on the Company's Pre-Tax Income for Fiscal 2005, which represented record and extraordinary levels, and in part based on projections for Fiscal 2006 revenues and income made by management.

                In large part because of the substantial number of stock options granted to certain executive officers in 2001 and earlier that remained outstanding and unexercised, no stock options were granted to executives under the 1996 Stock Incentive Plan  in Fiscal 2005 or 2006.  That plan expired in November 2006.  No equity-based compensation was awarded in Fiscal 2006 to any executive officer that remains outstanding, the award to Mr. Sabra under the 2006 Restricted Stock Plan having been canceled in connection with the termination of such plan.

                Effective October 1, 2005, the employment agreements of Messrs. Ball and Schiffman were extended until December 31, 2007, at an annual salary of $325,000 for each, which rate represented an increase of $25,000 for Mr. Schiffman and $95,000 for Mr. Ball.  In July 2005, the Compensation Committee determined to extend the contract with Mr. Sabra until December 31, 2008 and increase his annual base salary to $185,000 in view of the competence and professionalism he has brought to the Company's financial function.  In November 2006, the Compensation Committee determined to increase Mr. Sabra's salary to a rate of $225,000 per annum.

                Directors.   In Fiscal 2006, consistent with the Reda Associates recommendation to develop a compensation policy for non-executive directors that was adopted by the Compensation Committee in November 2005, each non-employee director received the annual stipend of $20,000 in quarterly installments plus the per meeting fee for each meeting of the Board of Directors ($2,000) and committees thereof ($1,000, unless the committee meeting is held in connection with a Board meeting, in which case no fee is payable) attended.  Each of Mr. Ricken and Mr. Levy received the additional annual stipend of $2,000 in respect of his service as a Board committee chairman; Mr. Ricken, as chairman of the Audit Committee and the Compensation Committee received $4,000.  In April 2006, each non-employee director was granted options to purchase 10,000 shares of our Common Stock at an exercise price of $6.02 per share, which was equal to the quoted market price of the Company's Common Stock at the time of the grant.

                Action For Fiscal 2007

               Executive Officers. Each of the named executive officers is entitled to salary at the levels specified in his employment agreement entered into effective October 1, 2005 (including Mr. Sabra's, whose July agreement was modified at that time to make it consistent with certain provisions under the Ball and Schiffman agreements, and was subsequently amended),: $325,000, $325,000, and $225,000 for Messrs. Ball, Schiffman, and Sabra, respectively.  The Compensation Committee anticipates that no changes will be made to this compensation.

                As previously disclosed, the Compensation Committee has established a formula based on a specified level of Pre-Tax Income to determine whether any of the named executives will earn performance-based bonus compensation.  Under that formula, which is set forth in the Company's Proxy Statement under "Management Compensation-Employment Agreements", Mr. Ball, Mr. Schiffman, and Mr. Sabra can earn bonuses of approximately $36,000, $27,000 and $27,000 if Pre-Tax Income matches exactly the target level, respectively, in the fiscal year ending September 30, 2007, and a minimum of zero in each case, if Pre-Tax income fails to exceed 80% of the target amount, all on a sliding scale.  The bonus pool may be greater, and the bonuses earned by the named executive officers may be higher, if Pre-Tax Income exceeds the target.

                Under their agreements, Mr. Ball, Mr. Schiffman, and Mr. Sabra are entitled to receive customary benefits including health, life and disability insurance, auto allowances and participation in the Company's 401K retirement plan, in which the Company makes partial matching contributions.

                The Compensation Committee is aware that no named executive officer currently stands to benefit from any grant or issuance of equity incentive compensation made after 2001. If the 2007 Equity Incentive Plan is approved by shareholders at the Annual Meeting, the Compensation Committee intends to make the equity incentive awards as set forth in the table appearing in the Company's Proxy Statement under, "Proposal Number 2 -Approval of Forward Industries, Inc., 2007 Equity Incentive Plan ", at the time such Plan becomes effective.

                Directors.  The Compensation Committee anticipates that the program to compensate non-executive directors will be carried forward for the fiscal year ending September 30, 2007 on  a substantially similar basis as Fiscal 2006.  This implies that if shareholders approve the 2007 Equity Incentive Plan, non-executive directors may receive grants of options, or restricted stock, substantially equivalent to grants received in the past.

Submitted by Members of the

Compensation Committee:

Bruce Gallowqy

Edwin A. Levy

Louis Lipschitz

Norman Ricken, Chairman

PROPOSAL 2

APPROVAL OF FORWARD INDUSTRIES, INC.
2007 EQUITY INCENTIVE PLAN

Background

                In February 2007, our Board of Directors adopted a plan, subject to approval by shareholders at the Annual Meeting,  that will enable us to grant awards of up to an aggregate of 400,000 shares of Common Stock in the form of grants of restricted stock and options to purchase Common Stock to our employees, directors, and officers who provide services to the Company. This plan is called the "Forward Industries, Inc. 2007 Equity Incentive Plan" and is sometimes referred to in this Proxy Statement as the "Plan".  The Plan is designed to provide incentives to eligible employees, directors, and officers and to promote and further the growth and profitability of the Company by (1) attracting and retaining highly competent persons to provide services to us and (2)  further  incentivize their efforts on the Company's behalf.  The Board of Directors believes that an equity-based incentive compensation plan is a very important factor in the Company's ability to attract and retain qualified personnel.  See the "Report of the Compensation Committee" above.  The Company currently has no equity-based compensation plan in place by which to incentivize and reward current and prospective executive officers, other employees, and non-executive directors.

                The Company's 1996 Stock Incentive Plan has been drawn upon to award equity-based compensation to executive officers, employees, and directors since its approval by shareholders in 1997.  The 1996 Stock Incentive Plan expired in November 2006.  Under the 1996 Stock Incentive Plan, four million shares of Common Stock were authorized for issuance, of which approximately 1.5 million shares of Common Stock remained available for option grants under the plan at the time it expired.  No further grants of options may be made under such plan   See "Stock Options Held at September 30, 2006" and "Ownership of Common Stock and Related Party Transactions-Security Ownership of Certain Beneficial Owners and Management", above, for information relating to grants of options that have been made under the 1996 Stock Incentive Plan and remain outstanding.  Since 2001, the only stock option grants under this plan have been annual awards of options to purchase 10,000 shares of Common Stock made to each non-executive director, commencing in 2003.

                The 2006 Restricted Stock Plan approved by shareholders at the 2006 annual meeting was terminated in June 2006 and all awards made under that plan were canceled without vesting.

                If shareholders do not approve the Plan at the Annual Meeting, the Company will not have available to it any means of equity-based incentive compensation in order to provide incentives for management and other personnel.  In addition, the absence of an equity-based compensation plan by which to grant periodic rewards for past and future performance would have a very limiting effect on the Company's ability to attract and retain prospective managerial personnel and other key employees.  It should also be noted that, compared to the approximately 1.5 million shares available for issuance under the 1996 Stock Incentive Plan at the time it expired, the 400,000 shares (subjective to adjustment for dilutive transactions) authorized for issuance under the 2007 Plan represent a fraction of potential dilution to shareholders.  Other than grants of stock options to non-executive directors under the expired plan, the Company has been since 2001 very conservative, making no stock option grants to executive officers since that time.

                If shareholders approve the Plan at the Annual Meeting or any adjournment thereof, we intend to file a registration statement on Form S-8 under the Securities Act of 1933 in order to register the sale of shares of Common Stock that are the subject of awards of restricted stock and stock options made under the Plan.

Additional  Information Concerning the Plan

                The  following summary of the Plan is qualified in its entirety by reference to the full text of the Plan, Statement a copy of which is included as Exhibit 2 to this Proxy Statement, the terms of which are incorporated herein by reference.

                Effectiveness of Plan.  The Plan's effectiveness is subject to shareholder approval.

                Shares Available. The maximum number of shares of Common Stock that may be delivered under the plan is  400,000,  subject to adjustment for certain specified changes to the Company's capital structure, such as a stock dividend or split, recapitalization, merger, reorganization, or similar change applicable to all shareholders on a pro rata basis.  If an award under the Plan  terminates, or the conditions to satisfying the award are not satisfied, without  the shares subject thereto being issued and delivered, the shares subject to such award will thereafter be available for further awards under the Plan.

Eligibility.  All directors (seven persons if all nominees are elected), officers (four persons), and employees (approximately 50 persons) who provide services to the Company are eligible to participate in the Plan.

                Administration.  The administrator of the Plan will be the Compensation Committee or any other committee of two or more independent directors that the Board of Directors designates to serve as the  administrator of the Plan. The committee  serving as administrator (the "Committee") will, among other things,  have the authority in its sole discretion to: administer, construe, and interpret the Plan and awards and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including the authority to grant awards; to determine the persons to whom awards shall be granted; to determine the number of awards to be granted and the number of Shares to which an Award may relate and the terms, conditions, restrictions, limitations, and (as applicable) performance goals relating to any award, whether or not specifically set forth in the Plan; to determine under what circumstances an award may be cancelled, forfeited, exchanged, or surrendered; to make adjustments in any applicable performance goals in recognition of unusual or nonrecurring events; to prescribe, amend, and rescind rules and regulations relating to the Plan; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

                In addition, the Committee may, in its sole and absolute discretion, without amendment to the Plan: waive or amend the operation of Plan provisions respecting vesting or exercisability after termination of employment (except termination for cause) and, except as otherwise provided, adjust any of the terms of any Award; accelerate the vesting or exercise date or waive or adjust any condition or restriction imposed with respect to the vesting or exercise of an award, provided that the Committee determines that such acceleration, waiver or other adjustment is in the best interests of the Company and necessary or desirable in light of extraordinary circumstances.  However, no award outstanding under the Plan may be re-priced, re-granted through cancellation or exchange, or otherwise amended to reduce the price applicable thereto (other than with respect to adjustments made in connection with a transaction or change in the Company's capitalization applicable to all shareholders on a pro rata basis) without the approval of the Company's shareholders.

Restricted Stock: The Committee will fix the terms of each award, to be set forth in a restricted stock agreement, including, to the extent relevant, the purchase price, if any, which may consist of such sum of money so that the restricted stock is fully paid upon issuance;  a vesting schedule; and requirements and conditions to achieve vesting, including the achievement of performance goals, as appropriate.  The shares will be subject to such vesting  periods  and other restrictions and conditions as the Committee determines.  No individual may be granted more than 200,000 shares in a fiscal year.

Stock Options:  The Committee will fix the terms of each award, to be set forth in a stock option agreement. Grantees receive the right to purchase a specified number of shares of common stock at a specified option price and subject to any other terms and conditions specified in connection with the option grant. The exercise price of an option is determined by the Committee, but may not be less than the fair market value (as defined in the Plan) of the shares on the date of grant. The exercise price for incentive stock options granted to any participant holding more than 10% of the voting power of all shares of Common Stock may not be less than 110% of the fair market value of the Common Stock on the date of grant. No option once granted, may be repriced nor may the Committee provide for the cancellation of outstanding stock options and the grant in substitution therefore of new awards having a lower exercise price that constitutes a repricing, unless such repricing or deemed repricing is approved by the shareholders of the Company. The maximum term of each option will be ten years, but a maximum of five years in the case of grants to participants holding more than 10% of Common Stock.  Subject to this limit, the times at which each option will be exercisable and provisions requiring forfeiture of unexercised options at or following termination of employment for cause or upon the occurrence of other events generally are set forth in the Plan or will be fixed by the Committee. Options may be exercised by payment of the exercise price in cash or  shares (which may include through broker-assisted cashless exercise procedures).

Awards:  If the Plan is approved by shareholders at the Annual Meeting, the Compensation Committee currently intends to make awards as set forth in the table below:

NEW PLAN BENEFITS
Grantee	Number of Units	Type of Award	Estimated Dollar Value*
Named Executive Officers: Douglas W. Sabra, VP/Chief Financial Officer	20,000	Restricted Stock	$84,600
TOTAL Executive Officers as a group	20,000		$84,600
TOTAL Non-Executive Directors, as a group	**		**
TOTAL Non-Executive Employees, as a group	13,000	Restricted Stock	$54,990

*The estimated dollar value for restricted stock is based on the closing price of our common stock of $4.23 as reported by the NASDAQ on March 20, 2007, the latest practicable date.

** The Compensation Committee anticipates that the program to compensate non-executive directors will be carried forward for the fiscal year ending September 30, 2007 on  a substantially similar basis as Fiscal 2006.  This implies that if shareholders approve the 2007 Equity Incentive Plan, non-executive directors may receive grants of options, or restricted stock, substantially equivalent to grants received in the past.

The Committee has not determined, as of the date of this proxy, what amount of equity incentive awards, if any, will be made to other Plan participants.  Because the granting of awards is in the sole discretion of the  Committee, the nature and magnitude of future awards cannot currently be determined but may never exceed the shares available under the Plan.

                Acceleration of Vesting Schedule and Other Changes.  If certain corporate transactions constituting a corporate change in control as specified in the Plan (which in certain cases may be as determined in the Committee's reasonable discretion) occur, the Committee may make appropriate or equitable adjustments to the Plan and awards, including (1) the number of shares of Common Stock that can be granted; (2) the number and kind of shares or other securities subject to any then outstanding  awards and (3) an acceleration of the vesting or exercise of awards under the Plan.  Similarly, in the event a grantee retires, resigns, dies, or becomes permanently disabled (as defined in the Plan), or the employment or other relationship between the grantee and the Company terminates (other than a termination for cause), the Committee may, in its discretion, accelerate the vesting or exercise of awards and/or may permit such awards to be transferred to the grantee's executor, administrator or other personal representative.

                Amendment.  The Board of Directors may amend the Plan at any time and from time to time, provided that (1) no  amendment  may deprive any person of any rights granted under the Plan before the effective date of such amendment, without such person's consent; and (2) without approval of the shareholders of the Company, the Board may not (a) increase the maximum number of shares that may be awarded under the Plan (other than increases due to adjustments made to the Company's capitalization that affect all shareholders pro rata, as described above), (b) materially modify the requirements as to eligibility for participation in the Plan, or (c) otherwise materially increase the benefits accruing to participants under the Plan.  Shareholder approval is also required for any such amendment if and to the extent the Board of Directors determines that such approval is appropriate or necessary for purposes of satisfying Section 162(m), Section 409A, or Section 422 of the Internal Revenue Code or Rule 16b-3 under the Exchange Act or other applicable law or the requirements of any securities exchange upon which the securities of the Company trade.

                Term of Plan. No award may be granted under the Plan after the close of business on the day immediately  preceding the tenth anniversary of the adoption of the Plan by the Board of Directors.  However, all awards made prior to the tenth anniversary of such adoption will remain in effect in accordance with their terms.

                Committee Members Protected. The Plan provides that no member of the Committee will be personally liable for any action, determination, or interpretation taken or made with respect to the Plan, unless such action, determination, or interpretation constitutes criminal misconduct, gross negligence or demonstrates bad faith, and that all members of the Committee will be fully protected by the Company with respect to actions, determinations or interpretations in the absence of such misconduct.

Federal Income Tax Consequences

The following is a summary of the United States federal income tax consequences that generally will arise with respect to Awards granted under the 2007 Plan. This summary is based on the federal tax laws in effect as of the date of this proxy statement. In addition, this summary assumes that all Awards are exempt from, or comply with, the rules under Section 409A of the Code regarding non-qualified deferred compensation.

Under Section 162(m) of the Internal Revenue Code, we are generally precluded from deducting compensation in excess of $1 million per year paid to our chief executive officer and our next four highest paid executive officers.  For purposes of this  limitation, there is excluded from compensation any payments that an executive receives under performance-based Plans that meet certain requirements specified by the Internal Revenue Code.  For this purpose, it is intended that  the Plan terms satisfy the criteria of Section 162(m).

Changes to these laws could alter the tax consequences described below.

Incentive Shares Options.  A participant will not have income upon the grant of an incentive shares option. Also, except as described below, a participant will not have income upon exercise of an incentive shares option if the participant has been employed by the Company or its corporate parent or 50% or more-owned corporate subsidiary at all times beginning with the grant date and ending three months before the exercise date. If the participant has not been so employed during that time, then the participant will be taxed as described below under "Non-qualified Stock Options." The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

A participant will have income upon the sale of the shares acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the shares. If a participant sells the shares more than two years after the grant date and more than one year after the exercise date, then all of the profit will be long-term capital gain. If a participant sells the shares prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the participant has held the shares for more than one year and otherwise will be short-term. If a participant sells the shares at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the shares for more than one year and otherwise will be short-term.

Non-qualified Stock Options.  A participant will not have income upon the grant of a non-qualified stock option. A participant will have compensation income upon the exercise of a non-qualified stock option equal to the value of the shares on the exercise date less the exercise price. Upon sale of the shares, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the shares on the exercise date. This capital gain or loss will be long-term if the participant has held the shares for more than one year and otherwise will be short-term.

Restricted Stock Awards. A participant will not have income upon the grant of restricted stock unless an election under Section 83(b) of the Code is made within 30 days of the date of grant. If a timely 83(b) election is made, then a participant will have compensation income equal to the value of the shares less the purchase price. When the shares are sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the shares on the date of grant. If the participant does not make an 83(b) election, then when the shares vest the participant will have compensation income equal to the value of the shares on the vesting date less the purchase price. When the shares are sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the shares on the vesting date.

Payment of withholding taxes. The Company will deduct from each grantee's salary or wages, or, at the option of the grantee, the grantee shall pay to the Company, the amount of any tax required by any governmental authority to be withheld on account of an award, the lapse of restrictions on restricted stock, or the exercise of an option. The Committee may, in its sole discretion, permit a grantee the right to satisfy, in whole or in part, any tax withholding requirement resulting from the lapse of restrictions or option exercise by electing to require the Company to purchase that number of unrestricted shares of Common Stock designated by the grantee at a price equal to the closing price for Common Stock.

Tax Consequences to the Company. Except as discussed herein there will be no income tax consequences to the Company except that the Company will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.  The Committee may determine to accelerate an award upon a change of control.  In such event, all or a portion of the  relevant  award may be deemed a  "parachute  payment." Under  provisions of the Internal  Revenue Code, (1) the recipient of an "excess parachute  payments"  (as defined in Section 280G of the Internal  Revenue Code) would be required  to pay a 20% excise tax  thereon  (in addition to income tax otherwise owed) and (2) the "excess parachute  payment" would not be deductible to the Company.  The Plan does not provide for any gross-up or indemnification payment to any Plan participant in the event of any tax on any such parachute payments, and the Company has not agreed to make any such gross-up or indemnification payment to any executive in the event such a tax is levied.

                THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSED FORWARD INDUSTRIES, INC. 2007 EQUITY INCENTIVE PLAN, WHICH IS DESIGNATED AS PROPOSAL 2 ON THE ENCLOSED PROXY CARD.

Shareholder Vote Required

                Under the New York Business Corporation Law, the affirmative vote of a majority of the votes duly cast at the Annual Meeting on this Proposal 2 is required for the approval of the Plan.  Under the New York Business Corporation Law, a vote to "abstain" will not be counted as a "vote cast".  A broker who holds shares of Common Stock in "street" name as nominee for customers who are the beneficial owners of such shares will not have authority to vote such shares on this Proposal 2 unless the broker receives specific voting instructions from such customers. Shares of Common Stock represented by proxies duly returned by a broker holding such shares in nominee or "street" name will be counted for purposes of determining whether a quorum exists for the Annual Meeting, even if such shares are not voted on this Proposal 2. Votes that are not cast by brokers because they have received no instructions from one or more of their customers are known as "broker non-votes" and will not count as "votes cast" on this Proposal 2.

Securities Authorized For Issuance Under Equity Compensation Plans

The following table provides information about all shares of Common Stock that may be issued upon the exercise of options, warrants, and rights under all of our equity compensation plans as of March 26, 2007, exclusive of any Common Stock awards that may be made under the Plan that is the subject of Proposal 2 at the Annual Meeting.

Equity compensation plans include those approved by our shareholders, as well as those not approved by our shareholders, including individual compensation arrangements with one or more of our officers or directors or other persons.

Equity Compensation Plan Information as of March 26, 2007

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a)) (c)
Equity compensation plans approved by security holders: 1996 Stock Incentive Plan*..................................	245,000	$4.15	0
Equity compensation plans not approved by security holders...............	75,000	$1.75	0
Total..................................	323,750	$3.59	0

* The 1996 Stock Incentive Plan expired in November 2006 and no additional awards may be made under that plan.

OWNERSHIP OF COMMON STOCK AND RELATED PARTY TRANSACTIONS

Security Ownership of Certain Beneficial Owners and Management

Set forth below is information, as of March 22, 2007, with respect to the beneficial ownership of the Common Stock by (i) each person or group who is known by us to be the beneficial owner of more than 5% of our outstanding Common Stock, (ii) each of our directors, (iii) each of our executive officers named in the compensation table under "Executive Compensation", and (iv) all our directors and executive officers, as a group (eight persons).

Identity of Beneficial Owner	Number of Shares of common stock	Notes	Percent of Class

Barclays Global Investor NA (CA) 45 Fremont St. San Francisco, CA 94105	492,885	(a)	6.3%

Directors and Executive Officers
Jerome E. Ball 1801 Green Road, Suite E Pompano Beach, FL. 33064	392,500	(b)	4.9%

Michael Schiffman 1801 Green Road, Suite E Pompano Beach, FL. 33064	327,427	(c)	4.2%

Douglas Sabra 1801 Green Road, Suite E Pompano Beach, FL. 33064	0		0

Norman Ricken 1801 Green Road, Suite E Pompano Beach, FL. 33064	50,700	(d) (e)	*

Bruce Galloway 1801 Green Road, Suite E Pompano Beach, FL. 33064	20,000	(d) (e)	*

Edwin Levy 1801 Green Road, Suite E Pompano Beach, FL. 33064	20,000	(d) (e)	*
Louis Lipschitz 1801 Green Road, Suite E Pompano Beach, FL. 33064	10,000	(e)	0
All directors and executive officers as a group (8 persons)	820,627		10.1%

*Less than 1 percent

(a)                 As of December 31, 2006 and based on information contained in the Schedule 13-G of Barclays Global Investor NA (CA) as filed with the Securities and Exchange Commission on January 23, 2007.

(b)                 Includes 175,000 shares of common stock subject to currently exercisable stock options at an exercise price of $1.75.

(c)                 Includes 32,000 shares of stock held by the CAIGOS Foundation, a charitable foundation established and controlled by Mr. Schiffman and certain members of his immediate family, as to which shares Mr. Schiffman disclaims beneficial ownership.

(d)                 Includes 10,000 shares of common stock subject to currently exercisable options at an exercise price of $15.91 per share.

(e)                 Includes 10,000 shares of common stock subject to currently exercisable options at an exercise price of $6.02 per share.

Section 16(a)  Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act, requires our directors, executive officers, and persons who beneficially own more than ten percent of our Common Stock (and any other class of Forward's equity securities that is subsequently registered under the Exchange Act) to file with the Securities and Exchange Commission initial reports of ownership on Form 3, reports of changes in ownership of Common Stock on Form 4, and reports on Form 5.  Directors, officers, and persons who beneficially own more than ten percent of our Common Stock are required by the regulations of the Securities and Exchange Commission to furnish us with copies of all Section 16(a) forms they file.  To our knowledge, based solely on review of the copies of such reports submitted to us during, and written representations furnished to us that no other reports were required with respect to, the fiscal year ended September 30, 2006, all Section 16(a) filing requirements applicable to our officers, directors, and beneficial owners of more than ten percent of our Common Stock were complied with on a timely basis.

Certain Relationships and Related Party Transactions

Director Independence.  Our Board of Directors has determined that each of Messrs. Galloway, Levy, Lipschitz, and Ricken is an "independent director" within the meaning of that term as specified in Nasdaq Marketplace Rule 4200(a)(15).  Such directors constitute the entire membership of  the Audit Committee, Compensation Committee, and Nominating and Governance Committee of the Board of Directors in compliance with NASDAQ Marketplace Rules 4350(d)(1), 4350(c)(3), and 4350(c)(4).  See "Structure and Practices of the Board of Directors-Board of Directors."

Other.  See "Management Compensation" for information relating to compensation arrangements between the Company and its executive officers and between the Company and its non-employee directors.

Pursuant to his consulting agreement entered into when he resigned from 30 years of service as our chief executive officer and chairman, and effective October 1998, as extended in Fiscal 2005, Mr. Theodore Schiffman, our co-founder and father of Michael Schiffman, our President and Chief Operating Officer, received an aggregate of $1,307,500 over the period of such agreement, including $350,000 for severance.  Pursuant to the consulting agreement Mr. Schiffman is subject to a non-competition arrangement with us that expired in 2006 and has agreed to maintain the confidentiality of trade secrets and work product of Forward.

Lynn Sabra, the wife of Douglas Sabra, our Chief Financial Officer, is employed by the Company, and was paid $70,500 in Fiscal 2006 and $61,400 in Fiscal 2005. Additionally, Lawrence Mannes, the father in law of Douglas Sabra, was employed by the Company and was paid $82,800 in Fiscal 2005.

Steven Schiffman, the brother of Michael Schiffman, our President and Chief Operating Officer, is employed by the Company and was paid $64,200 in Fiscal 2006 and $62,900 in Fiscal 2005.

For the fiscal years ended September 30, 2006 and 2005, Mr. Steven Malsin, our corporate secretary, billed us $73,700 and $104,900, respectively, for legal services rendered by his firm in addition to $15,500 and $11,500, respectively, he received in consideration for services he performed as our corporate secretary in respect of those two fiscal years.

MATTERS RELATING TO INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Pre-Approval Policy for Audit and Non-Audit Services

                Our Audit Committee must pre-approve all audit and non-audit services involving Kaufman, Rossin & Co., P.A., the Company's independent auditors.  In addition to audit work necessary for the Company to file required reports under the Exchange Act (i.e., quarterly reports on Form 10-QSB and annual reports on Form 10-KSB), the Company's independent auditors may perform non-audit services other than those prohibited by the Sarbanes-Oxley Act of 2002, provided that they are pre-approved by the Audit Committee. Non-audit services that our independent accountants may not provide include:  bookkeeping or other services related to the accounting records or financial statements of the audit client; financial information systems design and implementation; appraisal or valuation services, fairness opinions or contribution-in-kind reports; actuarial services; internal audit outsourcing services; and legal services and expert services unrelated to the audit.

                Our Audit Committee typically meets to review and approve the audit scope concerning the audit of the Company's financial statements to be filed with the Securities and Exchange Commission, including the audit fees associated with this service. Furthermore, the fees and terms of permitted non-audit services that are recurring, if any, must be approved by the Audit Committee.

                Proposals for other (i.e., non-recurring) non-audit services to be performed by the Company's independent auditors that are allowable in accordance with this policy must be pre-approved by the Audit Committee.  The Company's chief financial officer will review for compliance with this policy and obtain necessary pre-approvals.

Report of the Audit Committee

The report of the Audit Committee shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission or subject to the SEC's proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing by Forward under the Securities Act of 1933 or the Exchange Act.

The Audit Committee oversees our accounting and financial reporting process on behalf of the Board of Directors.  Our management has the primary responsibility for the preparation of financial statements and the reporting process, including the systems of disclosure controls and procedures and internal controls over financial reporting.

The following three paragraphs pertain to the audited financial statements as of and for the fiscal year ended September 30, 2006.

In fulfilling its oversight responsibilities, the Committee reviewed and discussed with management the audited financial statements that are included in our Annual Report on Form 10-KSB, which review  included a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.  The Committee reviewed with the independent registered public accountants, Kaufman, Rossin & Co., P.A., who are responsible for expressing an opinion on the conformity of the audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's application of accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards.  In addition, the Committee discussed with Kaufman, Rossin its independence from management and from Forward, including the matters in the written disclosures received by the Audit Committee that are required by the Independence Standards Board, and considered the compatibility of nonaudit services with Kaufman, Rossin's  independence.

The Audit Committee discussed with Kaufman, Rossin & Co., P.A.  the overall scope and plans for its audits.  The Committee meets with Kaufman, Rossin & Co., P.A., with and without management present, to discuss the results of its examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's  financial reporting.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that our audited financial statements be included in our Annual Report on Form 10-KSB for the fiscal year ended September 30, 2006, for filing with the Securities and Exchange Commission.

Audit Fees

The following table sets forth the aggregate fees for professional services billed to us by Kaufman, Rossin & Co., P.A.  for professional services rendered in Fiscal 2006 and Fiscal 2005.

	Year Ended September 30,
	2006	2005
Audit Fees [1]....................................................	$120,721	$122,000
Audit-related Fees [2].........................................	0	15,400
Tax Fees [3]......................................................	0	0
Other Fees [4]...................................................	0	0
	$120,721	$137,400

This report is submitted on behalf of the members of the Audit Committee*:

Norman Ricken, Chairman
Bruce Galloway
Edwin A. Levy
Lou Lipschitz

____________________

*The report of the Audit Committee is dated December 20 , 2006.

[1]       Includes fees billed for audit of our audited consolidated financial statements for the fiscal years ended September 30, 2006 and 2005, and for reviews performed with respect to our unaudited, quarterly consolidated financial statements published during such periods included in Form 10-QSB, including services that are normally provided by Kaufman, Rossin & Co., P.A.,  in connection with statutory and regulatory filings, such as the issuance of consent letters.

[2]       Includes the aggregate fees billed for the fiscal years ended September 30, 2006 and 2005, for assurance and related services by Kaufman, Rossin & Co., P.A., that are reasonably related to the performance of the audit or review of Forward's financial statements and not reported under Audit-related Fees. The Company paid $15,400 to Kaufman, Rossin & Co., P.A. in Fiscal 2005 to review preliminary documentation relating its internal controls.

[3]       Includes the aggregate fees billed for the fiscal years ended September 30, 2006 and 2005, for tax compliance and tax advice including preparation and filing of the Company's U.S. Federal and state income tax returns by Kaufman, Rossin & Co., P.A.   The Company incurred no such cost in either period.

[4]       Includes the aggregate fees billed for the fiscal years ended September 30, 2006 and 2005, by Kaufman, Rossin & Co., P.A. and not included in the other categories included in the table. The Company incurred no such cost in either period.

PROPOSAL 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Appointment of Accountants

Our Board of Directors is recommending to shareholders that they ratify the appointment of Kaufman, Rossin & Co., P.A., as Forward's independent registered public accounting firm for the fiscal year ending September 30, 2007.

                On December 20, 2004, we dismissed our former independent registered public accounting firm, Ernst & Young LLP, and on December 22, 2004, we engaged Kaufman, Rossin & Co., P.A., as our independent registered public accounting firm for the fiscal year ended September 30, 2005.  Ernst & Young LLP served as our independent registered public accountants for each of the four fiscal years ended September 30, 2004.  Our Audit Committee recommended the dismissal of Ernst & Young LLP and the appointment of Kaufman, Rossin & Co., P.A., and the Board of Directors unanimously approved these recommendations.

                Neither the report of Ernst & Young LLP with respect to the Company's financial statements for the fiscal years ended September 30, 2004, nor that of Kaufman, Rossin & Co., P.A. with respect to the Company's financial statements for the fiscal year ended September 30, 2006 or September 30, 2006, contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope, or accounting principles.

                There was no disagreement between us and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

Representatives of Kaufman, Rossin & Co., P.A. will be present at the Annual Meeting, where they will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Shareholder Vote Required

The affirmative vote by a majority of the votes of Common Stock cast at the Annual Meeting by holders of shares present in person or by proxy is required to ratify the appointment of Kaufman, Rossin & Co., P.A.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF KAUFMAN, ROSSIN & CO., P.A., AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS OF FORWARD FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2007, WHICH IS DESIGNATED AS PROPOSAL 3 ON THE ENCLOSED PROXY CARD.

DEADLINE FOR SHAREHOLDER PROPOSALS FOR FISCAL 2007

Shareholder proposals intended to be considered for inclusion in the proxy statement and form of proxy for presentation at our 2007 annual meeting of shareholders (currently intended to be held in April 2008) in accordance with the procedures set forth in Rule 14a-8 under the Exchange Act must be sent to our offices at 1801 Green Road, Suite E, Pompano Beach, Florida 33064, addressed to the attention of our Corporate Secretary/Annual Meeting, and must be received not later than November 3, 2007.  All proposals must comply with applicable Securities and Exchange Commission rules and regulations

Outside the processes of Rule 14a-8 under the Exchange Act, our by-laws  establish an advance notice  procedure for shareholders to make  nominations  of  candidates  for  election  of  director or to bring other business before our annual meeting.  In general, under these procedures,  a shareholder that proposes to nominate a candidate for director or propose  other  business at an annual meeting of shareholders  must give us written notice of such  nomination  or  proposal  not less  than 60 days and not more than 90 days prior to the anniversary date of the prior year's annual meeting, which will make the deadline for 2007 proposals March 3, 2008.  However, if the meeting date in 2008 changes by 30 days or more from the 2007 meeting date, proposals must be submitted by the later of 60 days prior to such changed date in 2008 or the tenth day following the date such changed date is first publicly announced or disclosed.   In respect of shareholder nominations for directors, in the event that the number of directors to be elected to the Board of Directors is increased and if all nominees for director, or the fact of the increase in number, is not publicly announced at least 70 days' prior to the first anniversary of the preceding year's annual meeting, then a nomination must be made not later than the 10th day  following  the  first date of public disclosure of all such nominees or such increased number of directors. Such notice must provide certain information  as specified  in our by-laws and must be received at our  principal executive offices by the deadline specified above.  See Proposal 1: Election of Directors-Nominees for Election as Directors" and "Structure and Practices of the Board of Directors-Nominating and Governance Committee."

OTHER MATTERS

The Board of Directors is not aware of any matter other than those set forth in this proxy statement that will be presented for action at the Annual Meeting.  If other matters properly come before the Annual Meeting, the persons named as proxies in the accompanying proxy card intend to vote the shares of Common Stock they represent in accordance with their best judgment in the interest of Forward.

Indemnification Insurance

                New York law permits a corporation to purchase insurance covering a corporation's obligation to indemnify directors and officers and also covering directors and officers individually, subject to certain limitations, in instances in which they may not otherwise be indemnified by the corporation. The Company maintains insurance policies from American International Group, Inc., Ace American Insurance Company, and Chubb Insurance in respect of indemnification of officers and directors and also covering indemnification for officers and directors individually in certain cases where additional exposure might exist. The policies expire June 15, 2007. The annual premium cost of the policies was $148,400.

WE UNDERTAKE TO PROVIDE TO EACH SHAREHOLDER WITHOUT CHARGE BY FIRST CLASS MAIL WITHIN ONE BUSINESS DAY OF WRITTEN OR ORAL REQUEST A COPY OF OUR ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2006, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES FILED THEREWITH. WRITTEN REQUESTS FOR SUCH REPORT SHOULD BE ADDRESSED TO THE OFFICE OF THE SECRETARY, FORWARD INDUSTRIES, INC., 1801 GREEN ROAD, SUITE E, POMPANO BEACH, FLORIDA 33064, AND ORAL REQUESTS SHOULD BE MADE TO FORWARD AT (954) 419-9544.

PROXY STATEMENT EXHIBIT 1

AMENDED AND RESTATED

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS OF FORWARD INDUSTRIES, INC.

I)             COMMITTEE MEMBERSHIP

A) Composition and Qualifications:

1. Except to the extent permitted by Nasdaq Rule 4350(d)(2)(C) or any amendment or successor provision thereto or by otherwise applicable laws, the Audit Committee of Forward Industries, Inc. (the "Company") shall be comprised of at least three directors each of whom

(i) is "independent" under the rules of the Nasdaq Stock Market, Inc. and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 ("Exchange Act"), except as may be permitted under applicable laws and regulations ,

(ii)  does not accept any consulting, advisory or other compensatory fee from the Company other than in his or her capacity as a member of the Company's Board of Directors (the "Board") or any committee of the Board, and

(iii) is not an "affiliate" of the Company or any subsidiary of the Company, as such term is defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

2. All members of the Committee must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement.  In addition, the Audit Committee shall have at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the member's financial sophistication (including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities).

B) Appointment:

1. Members shall be appointed by the Board and shall serve at the pleasure of the Board and for such term or terms as the Board may determine.

II)            COMMITTEE PURPOSES AND FUNCTIONS

A) The purposes of the Audit Committee are to:

1. Assist the Board in its monitoring and oversight responsibilities of

(i) the quality and integrity of the Company's financial statements,

(ii) the Company's compliance with legal and regulatory requirements,

(iii) the performance of the Company's internal audit function and independent auditors,

(iv) the independent auditors' qualifications and independence and

(v) the accounting and financial reporting processes of the Company.

2. Prepare an Audit Committee report as required by the Securities and Exchange Commission ("SEC") for inclusion in the Company's annual proxy statement.

B) Functions and Scope:

1. The function of the Audit Committee is oversight. Management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements and for the effectiveness of internal control over financial reporting. Management and the internal audit function are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations.

2. The independent auditors are responsible for planning and carrying out a proper audit of the Company's annual financial statements, reviews of the Company's quarterly financial statements prior to the filing of each quarterly report, annually auditing management's assessment of the effectiveness of internal control over financial reporting (commencing in the fiscal year ending September 30, 2005 or such other date to be determined by the SEC) and other procedures.

3. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Company and are not, and do not represent themselves to be, performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures, to plan or conduct audits, to set auditor independence standards or to verify that the Company's financial statements are complete, accurate or in accordance with generally accepted accounting principles.

4. The independent auditors shall submit to the Audit Committee annually a formal written statement (the "Auditors' Statement") describing: the auditors' internal quality-control procedures; any material issues raised by the most recent internal quality-control review or peer review of the auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and (to assess the auditors' independence) all relationships between the independent auditors and the Company, including each non-audit service provided to the Company and the matters set forth in Independence Standards Board No.1.

5. The independent auditors shall submit to the Audit Committee annually (not later than 60 days after the end of each fiscal year) a formal written statement of the fees billed in each of the last two fiscal years for each of the following categories of services rendered by the independent auditors:

(i) the audit of the Company's annual financial statements and the reviews of the financial statements included in the Company's Quarterly Reports or services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements;

(ii) assurance and related services not included in clause (i) that are reasonably related to the performance of the audit or review of the Company's financial statements, in the aggregate and by each service;

(iii) tax compliance, tax advice and tax planning services, in the aggregate and by each service; and

(iv) all other products and services rendered by the independent auditors, in the aggregate and by each service.

III)           COMMITTEE DUTIES AND RESPONSIBILITIES

To carry out its purposes, the Audit Committee shall have the following duties and responsibilities:

A) With respect to the independent auditors:

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1. To be directly responsible for the selection, appointment, evaluation, compensation, retention and oversight of the work of the independent auditors (including the resolution of disagreements between management and the independent auditors regarding financial reporting), who shall report directly to the Audit Committee;

2. To be directly responsible for the appointment, compensation, retention and oversight of the work of any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or to perform audit, review or attestation services, which firm shall also report directly to the Audit Committee;

3. To pre-approve or adopt appropriate procedures to pre-approve the audit and non-audit fees and any other significant compensation to be paid to the independent auditor, who is ultimately accountable to the Audit Committee and the Board;

4. To review and discuss with the independent auditor the auditor's independence consistent with Independence Standards Board Standard 1;

5. To review the independent auditor's audit plan regarding the planning, scope, rigor and staffing of the audit and to discuss the audited financial statements;

6. To ensure that the independent auditors prepare and deliver annually an Auditors' Statement (it being understood that the independent auditors are responsible for the accuracy and completeness of this Statement), and to discuss with the independent auditors any relationships or services disclosed in this Statement that may impact the quality of audit services or the objectivity and independence of the Company's independent auditors;

7. To obtain from the independent auditors in connection with any audit a timely report relating to the Company's annual audited financial statements describing all critical accounting policies and practices used, all alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors, and any material written communications between the independent auditors and management, such as any "management" letter or schedule of unadjusted differences;

8. To discuss with management the timing and process for implementing the rotation of the lead audit partner, the concurring partner and any other active audit engagement team partner and consider whether there should be a regular rotation of the audit firm itself; and

9. To take into account the opinions of management and the Company's internal auditor function in assessing the independent auditors' qualifications, performance and independence.

B) With respect to the internal audit function of the Company, to the extent such function exists:

1. To review the organizational structure, plan, and budget of the internal audit function;

2. To review the appointment, performance, and replacement of the senior internal auditing executive; and

3. To review the internal audit function's significant reports to management and the management's responses;

C) With respect to accounting principles and policies, financial reporting and internal audit control over financial reporting:

1. To advise management, the internal audit function and the independent auditors that they are expected to provide to the Audit Committee a timely analysis of significant issues and practices relating to accounting principles and policies, financial reporting and internal control over financial reporting;

2. To discuss with the independent auditor matters or reports (and management's and/or the internal audit function's responses thereto) required to be communicated to those charged with governance in accordance with, or referred to in, AICPA SAS 114, as it may be modified or supplemented, or other professional standards including reports and communications relating to:

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(i) deficiencies, including significant deficiencies or material weaknesses, in internal control identified during the audit or other matters relating to internal control over financial reporting, including any one or more of the following;

(ii) consideration of fraud in a financial statement audit;

(iii) detection of illegal acts;

(i) the independent auditors' responsibility under generally accepted auditing standards;

(ii) any restriction on audit scope:

(iii) significant accounting policies;

(iv) issues discussed with the national office respecting auditing or accounting issues presented by the engagement;

(v) management judgments and accounting estimates;

(vi) any accounting adjustments arising from the audit that were noted or proposed by the auditors but were passed (as immaterial or otherwise);

(vii) the responsibility of the independent auditors for other information in documents containing audited financial statements;

(viii) disagreements with management;

(ix) consultation by management with other accountants;

(x) major issues discussed with management prior to retention of the independent auditors;

(xi) difficulties encountered with management in performing the audit;

(xii) the independent auditors' judgments about the quality of the entity's accounting principles, applications and practices as applied in its financial reporting, including consistency of application, and the clarity, consistency and completeness of accounting information;

(xiii) reviews of interim financial information conducted by the independent auditors;

(xiv) the responsibilities, budget and staffing of the Company's internal audit function;

(xv) an overview of the planned scope and timing of the audit; and

(xvi) representations the auditor is requesting from management;

3. To meet with management, the independent auditors and, if appropriate, the director of the internal audit function:

(i) to discuss the scope of the annual audit;

(ii) to review the Company's financial reporting processes and controls, including significant financial risk exposures and the steps management has taken to monitor, assess, manage and control such exposures;

(iii) to review significant financial reporting findings and judgments made during, or in connection with, preparation of the Company's financial statements;

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(iv) to review the Company's annual audited financial statements and to recommend to the Board whether such financial statement should be included in the Company's Annual Report prior to filing or distribution; to review any audit problems or difficulties (including any difficulties the independent auditors encountered in the course of the audit, including any restrictions on their activities or access to requested information and any significant disagreements with management);

(v) to review and discuss the Company's quarterly financial results and earnings announcements prior to the release of earnings and filing and distribution of its Quarterly Reports; this review may be performed by the Audit Committee or its chairperson;

(vi) to discuss any "management" or "internal control" letter issued, or proposed to be issued, by the independent auditors to the Company;

(vii) to discuss, as appropriate:

(a) any major issues regarding accounting principles and financial statement presentations, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies;

(b) analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements;

(c)  the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company; and

(d) the treatment of unusual transactions;

(viii) to review significant recommended changes in the Company's selection or application of auditing and accounting principles and practices by management, independent auditor, or internal auditors;

(ix) to inquire of the Company's chief executive officer and chief financial officer as to the existence of any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information, and as to the existence of any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting;

(x) to obtain from the independent auditor verification that Section 10A of the Securities Exchange Act of 1934 has not been implicated;

(xi) to review any pending litigation as it pertains to financial statements and disclosure; and

(xii) to establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

D)  With respect to reporting and recommendations:

1. To prepare an annual report to shareholders to be included in the Company's proxy statement as required by the SEC;

2. to review and reassess the adequacy of this Charter at least annually and recommend any changes to the full Board of Directors;

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3. To review with Company counsel any legal matters that may have a significant impact on the Company's financial statements, the Company's compliance with applicable laws, and any significant reports or inquiries received from governmental and regulatory agencies.

4. To obtain reports from management, the Company's senior internal auditing executive, and the independent auditor that the Company's subsidiary and foreign-affiliated entities are in compliance with any applicable legal requirements.

5. To prepare an annual performance evaluation of the Audit Committee, which evaluation should review and reassess the adequacy of this Charter, to and to make such recommendations for changes to this Charter to the Board as the Audit Committee may deem necessary and appropriate.

IV)          COMMITTEE OPERATIONS AND STRUCTURE

A) Operations:

1. The Audit Committee shall designate one member of the Committee as its chairperson and he or she shall be responsible for presiding over the meetings and reporting to the Board of Directors.  The chairperson will also maintain regular liaison with the Company's chief executive officer, the chief financial officer and the lead independent audit partner.

2. The Audit Committee shall meet once every fiscal quarter, or more frequently if circumstances dictate, to discuss with management the annual audited financial statements and quarterly financial statements, as applicable.

3. The Audit Committee should meet separately at least quarterly with management, the director of the internal auditing department, if applicable, and the independent auditors to discuss any matters that the Audit Committee or any of these persons or firms believe should be discussed privately.

4. The Audit Committee may request any officer or employee of the Company or the Company's outside counselor independent auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

5. The Audit Committee may perform any other activities deemed appropriate by the Board and consistent with this Charter, the Company's by-laws, and governing laws.

B) Structure-Delegation:

1. The Audit Committee may, in its discretion, delegate to one or more of its members the authority to pre-approve any audit or non-audit services to be performed by the independent auditors, provided that any such approvals are presented to the Audit Committee at its next scheduled meeting.

V)            COMMITTEE AUTHORITY AND RESOURCES

A) Authority:

1. The Audit Committee shall have the appropriate authority and resources to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of special or independent counsel, accountants or other experts and advisors, as it deems necessary or appropriate, without seeking approval of the Board or management.

2. The Audit Committee may conduct any investigation necessary to fulfill its responsibilities and may request any officer or employee of the Company, outside counsel or independent auditor to meet with any members of, or consultants to, the Committee.

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B)  Resources:

1. The Company shall provide for appropriate funding, as determined by the Audit Committee, in its capacity as a committee of the Board, for payment of:

(i) Compensation to the independent auditors and any other public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

(ii) Compensation of any advisers employed by the Audit Committee pursuant to  Section V.A hereof.

(iii) Ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

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PROXY STATEMENT EXHIBIT 2

FORWARD INDUSTRIES, INC.

2007 EQUITY INCENTIVE PLAN

     1. Purpose. The purpose of the Forward Industries, Inc. 2007 Equity Incentive Plan (the "Plan") is to promote and further the growth and profitability of the Company by offering incentives to selected key personnel and directors who have the capacity for contributing in substantial measure toward the growth and profitability of the Company, and to attract and retain such key individuals, by making discretionary grants of Stock Options and/or Restricted Stock.  The Plan has been adopted and approved by the Board of Directors and shall become effective as provided in Section 16 hereof.

     2. Definitions. For purposes of the Plan the following terms shall have the indicated meanings unless otherwise expressly provided or unless the context otherwise requires:

     (a) "Affiliate" shall mean an affiliate within the meaning of Rule 12b-2 under the Exchange Act, and shall include a Subsidiary.

     (b) "Award" means an award of Options or Restricted Stock pursuant to the provisions of the Plan.

     (c) "Board" means the Board of Directors of the Company.

     (d) "Cause" shall mean, unless otherwise determined by the Committee: (1) in the case where there is no employment or consulting agreement between the Grantee and the Company or any Subsidiary at the time of grant or where such an agreement exists but does not define "cause" (or words of like import), the Grantee's (i) dishonesty or fraud, (ii) insubordination, willful misconduct, or refusal to perform services, (iii) unsatisfactory performance of services or material breach of any written agreement between the Grantee and the Company or any Subsidiary, (iv) disclosure to anyone outside the Company or its Affiliates, or use in other than the Company's or its Affiliates' business, without authorization from the Company, of any confidential information or material relating to the business of the Company or its Affiliates, acquired by the Grantee either during or after employment or other service with the Company or its Affiliates, or (v) attempt directly or indirectly to induce any employee of the Company or its Affiliates to be employed or perform services elsewhere or attempt directly or indirectly to solicit the trade or business of any current or prospective customer, supplier or partner of the Company or its Affiliates, or (2) in the case where there is an employment or consulting agreement between the Grantee and the Company or any Subsidiary at the time of grant which defines "cause" (or words of like import), the meaning ascribed to such term under such agreement.

     (e) "Certificate" means either a physical paper stock certificate or electronic book entry or other electronic form of account entry evidencing the ownership of Shares issued upon exercise of an Option or grant of Restricted Stock as a result of an Award.  Such Certificates may bear a restrictive legend, as set forth herein.

    (f) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

    (g) "Committee" means a committee of the Board of Directors, which shall consist of two or more persons, each of whom, unless otherwise determined by the Board of Directors, is (1) an "outside director" within the meaning of Section 162(m) of the Code, (2) a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act, and (3) an "independent director" as defined in The Nasdaq Stock Market Rule 4200.   Unless otherwise determined by the Board of Directors from time to time, the Committee shall mean the Compensation Committee of the Board of Directors or such other committee of the Board as may be appointed by the Board to administer the Plan in accordance with Section 3 hereof, provided in each case that its membership satisfies the foregoing qualifications.

     (h) "Company" means Forward Industries, Inc., a New York corporation.

     (i) "Corporate Change in Control" means the first to occur of the following events:

        (i) any Person or group  (as such terms are defined in the Exchange Act and regulations thereunder) is or becomes the beneficial owner (as defined in the Exchange Act or regulations thereunder), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person or group any securities acquired directly from the Company or its Affiliates)  representing 50% or more of the combined voting power of the Company's then outstanding securities, excluding any Person or group who becomes such a beneficial owner in connection with a transaction which is a merger or consolidation;

        (ii) the election to the Board, without the recommendation or approval of a majority of the incumbent Board (as of the date on which the Plan becomes effective), of directors constituting a majority of the number of directors of the Company then in office, provided, however, that directors whose election or appointment following such effective date is recommended or approved by a majority of the members of the incumbent Board shall be deemed to be members of the incumbent Board for purposes hereof, provided further that directors whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Company will not be considered as members of the incumbent Board for purposes of this paragraph (ii); or

        (iii) the occurrence of any other event that the incumbent Board of Directors in its sole reasonable discretion determines should be considered a Corporate Change in Control.

     (j) "Covered Employee" means an employee within the meaning set forth in Section 162(m) of the Code.

     (k) "Director" means an individual serving on the Board as a result of the election by shareholders or appointment by incumbent directors.

     (l) "Employee" means any individual employed by the Company or any Subsidiary.

     (m) "Exchange Act" means the United States Securities Exchange Act of 1934.

     (n) "Fair Market Value" as of any date shall mean, unless otherwise required by the Code or other applicable law, the closing sale price per Share as published by the principal national securities exchange on which the Shares are traded on such date or, if there is no sale of Shares on such date, the average of the bid and asked prices on such exchange at the close of trading on such date, or if the Shares are not listed on a national securities exchange on such date, the closing price or, if none, the average of the bid and asked prices in the over-the-counter market at the close of trading on such date, or if the Shares are not traded on a national securities exchange or the over-the-counter market, the value of one Share on such date as determined in good-faith by the Committee.

     (o) "Grantee" means an Employee, Director, or Officer to whom an Award has been granted hereunder.

     (p) "Incentive Stock Option" shall mean an Option that is intended to be an "incentive stock option" within the meaning of Section 422 of the Code.

     (q) "Non-Qualified Stock Option" shall mean an Option that is not an Incentive Stock Option.

     (r) "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option granted pursuant to the Plan.

     (s) "Option Agreement" means the agreement pursuant to which an Incentive Stock Option or Non-Qualified Stock Option is granted in accordance with Section 7, a form of which, subject to completion by appropriate insertions, modifications, restrictions, and limitations, as determined by the Committee in its sole discretion, provided that such insertions, modifications, restrictions, and limitations are not inconsistent with the terms of the Plan, is attached hereto as Exhibit A.

     (t) "Performance Goals" means, and shall be based on, one or more of the following business criteria: revenue growth; net income; earnings per share; earnings before any one or more of the following items: interest, taxes, depreciation or amortization; operating or pre-tax income; cash flow; return on equity; return on invested capital; return on assets; cost reductions or savings; funds from operations; appreciation in the market value of Shares; product market share or any other quantitative or qualitative measure deemed appropriate by the  Committee.  Where applicable, Performance Goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, as determined by the Committee. The Performance Goals may be subject to a threshold level of performance below which no vesting will occur, levels of performance at which specified vesting will occur, and a maximum level of performance above which full vesting will occur. Each of the Performance Goals shall be determined, where applicable, in accordance with generally accepted accounting principles and shall be subject to certification by the Committee; provided that the Committee shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Subsidiary or the financial statements of the Company or any Subsidiary, in response to changes in applicable laws or regulations, or to account for items of gain, loss, or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles.

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     (u) "Permanent Disability" means disability of the Grantee that prevents him or her from performing the customary duties of his or her employment or other service for the Company or its Affiliates by reason of physical or mental incapacity that is expected to be of indefinite duration or result in death, or as defined in an applicable agreement entered into by the Grantee and the Company or its Affiliate, or as determined by the Committee in accordance with uniform and non discriminatory standards adopted by the Committee, in the absence of which the provisions of Section 22(e)(3) of the Code shall apply.

     (v) "Restricted Stock" means the Shares awarded upon the terms and conditions and subject to the restrictions set forth in Section 6 and in the Grantee's Restricted Stock Agreement.

     (w) "Restricted Stock Agreement" means the agreement pursuant to which Restricted Stock is issued in accordance with Section 6, a form of which, subject to completion by appropriate insertions, modifications, restrictions, and limitations, as determined by the Committee in its sole discretion, provided that such insertions, modifications, restrictions, and limitations are not inconsistent with the terms of the Plan, is attached hereto as Exhibit B.

     (x) "Shares" means shares of Common Stock, par value $.01 per share, of the Company.

     (y) "Subsidiary" means any corporation or business trust the majority of the outstanding voting stock of which is owned, directly or indirectly, by the Company.

     (z) "Termination of Employment" means the time when the employee-employer relationship between the Employee and the Company or a Subsidiary is terminated for any reason, including, but not limited to, a termination by resignation (including retirement), discharge, death, Permanent Disability or the disaffiliation of a Subsidiary, but excluding any such termination where there is a immediate reemployment (other than part time employment or consulting) by either the Company or a Subsidiary.

     (aa) "Transfer Restrictions" means the restrictions on transfer on Restricted Stock set forth in Section 6 hereof.

     3. Administration of the Plan.  (a) Committee. The Plan shall be administered by the Committee.  The Committee shall have the authority in its sole and absolute discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine the number of Awards to be granted, the number of Shares to which an Award may relate and the terms, conditions, restrictions, limitations (including without limitation the exercise and vesting conditions relating thereto, as applicable), and (as applicable) Performance Goals relating to any Award, whether or not specifically set forth in the Plan; to determine whether, to what extent, and under what circumstances an Award may be cancelled, forfeited, exchanged, or surrendered; to make adjustments in any applicable Performance Goals in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles; to construe and interpret the Plan and any Award; to prescribe, amend, and rescind rules and regulations relating to the Plan; to determine and interpret the terms and provisions of Option Agreements, Restricted Stock Agreements, and any other instrument under the Plan; and to make any and all determinations and interpretations and take such other actions as may be deemed necessary or advisable in order to carry out the provisions, intent, and purposes of the Plan.

     (b) Committee Action. (i) The Committee may, in its sole and absolute discretion, without amendment to the Plan, except in the case of Termination of Employment or other relationship for cause, waive or amend the operation of Plan provisions respecting vesting or exercise after Termination of Employment or service to the Company or a Subsidiary and, except as otherwise provided herein, adjust any of the terms of any Award. The Committee may also accelerate the vesting date or waive or adjust any other condition or restriction imposed hereunder with respect to the vesting of an Award, provided that the Committee determines that such acceleration, waiver or other adjustment is in the best interests of the Company and necessary or desirable in light of extraordinary circumstances. Except as set forth herein, no amendment or modification of an outstanding Award may adversely affect the terms of a Grantee's Award without the Grantee's written consent.  Notwithstanding anything in the Plan to the contrary, no Award outstanding under the Plan may, directly or indirectly, be re-priced, re-granted through cancellation or exchange, or otherwise amended or modified to reduce the price applicable thereto (other than with respect to adjustments made in connection with a transaction or change contemplated by Section 10 hereof) without the approval of the Company's shareholders.

(ii) A majority of the members of the Committee shall constitute a quorum. The Committee may act by the vote of a majority of its members present at a meeting at which there is a quorum or by unanimous written consent. The determinations of the Committee, including with regard to questions of construction, interpretation and administration, shall be final, binding and conclusive on all persons.

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     (c) Members Protected. (i) No member of the Committee shall be personally liable for any action, determination, or interpretation taken or made with respect to the Plan, unless such action, determination, or interpretation constitutes willful misconduct, fraud, gross negligence or demonstrates bad faith, and all members of the Committee shall be fully protected by the Company with respect to any such action, determination or interpretation except as aforesaid.  (ii) The Company shall indemnify and hold harmless each member of the Committee and the Board and any employee of the Company who provides assistance with the administration of the Plan from and against any loss, cost, liability (including any sum paid in settlement of a claim with the approval of the Board), damage and expense (including the advancement of reasonable legal and other expenses incident thereto) arising out of or incurred in connection with the Plan, unless and except to the extent attributable to such person's willful misconduct, fraud, gross negligence, or bad faith.

     4. Plan Limitations; Shares Subject to the Plan. (a) Share Limit. The maximum number of Shares that may be issued or transferred under the Plan shall be 400,000 Shares in the aggregate, consisting of Shares underlying Options and Restricted Stock, subject to adjustment pursuant to the provisions of Section 10.  Such shares may be authorized but unissued Shares or authorized and issued Shares held in the Company's treasury.  Any (i) Options and (ii) Restricted Stock that have been awarded under the Plan but are subsequently forfeited, surrendered, cancelled, remain unexercised at Option expiration or termination, or otherwise revert to the Plan pursuant to the provisions hereof or of an Award may again be issued as Awards under the Plan.

(b) Grantee Limit. The total number of shares (i) underlying Options or (ii) of Restricted Stock subject to one or more Awards awarded to any one Grantee in any tax year of the Company shall not exceed 200,000 Shares subject to adjustment as provided in Section 10.

     5. Eligibility for Participation. The Committee shall from time to time in its absolute discretion select Grantees from among those persons who, in the opinion of the Committee are in a position to contribute materially to the growth and success of the Company.  Notwithstanding the foregoing, Incentive Stock Options may only be granted to persons who are employed by the Company or a Subsidiary at the time of grant.

     6. Restricted Stock Awards. (a) Grant of Award. The Committee may, from time to time, grant Restricted Stock Awards to eligible Employees, Directors, and Officers.   Each Award shall be evidenced by a Restricted Stock Agreement between the Company and the Grantee, which Agreement shall contain terms prescribed by the Plan and such other terms and conditions, limitations, and restrictions as the Committee may deem necessary or advisable. The purchase price, if any, of Restricted Stock awarded under the Plan shall be set forth in the Restricted Stock Agreement and shall not be less than the amount required for the issuance of fully paid, non-assessable Shares under the Certificate of Incorporation of the Company.

(b) Vesting. At the time of the Award of shares of Restricted Stock, the Committee shall establish a vesting date or vesting dates with respect to such Award. The Committee may divide Awards into classes and assign a different vesting date for each class. Provided that all conditions to the vesting of a share of Restricted Stock imposed pursuant to Section 6(c) are satisfied, upon the occurrence of the vesting date with respect to a share of Restricted Stock, such Share shall vest and the Transfer Restrictions shall lapse.

(c) Restrictions. Restricted Stock shall be subject to the following restrictions:

     (i) no Restricted Stock may be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of during such time as such Restricted Stock is subject to the restrictions provided in this Section 6;

     (ii) The restrictions with respect to the Restricted Stock shall be specified in, and shall lapse in accordance with, the provisions hereof and as established by the Committee and set forth in each Grantee's Restricted Stock Agreement.

     (iii) Each Certificate issued with respect to Restricted Stock shall be registered in the name of the Grantee and deposited, together with a stock power duly executed in blank by the Grantee, with the Company or, if the Committee so specifies, with a third party custodian or trustee, and shall bear the following, or a similar, legend:

"The transferability of this certificate and the shares of Common Stock represented hereby are subject to the terms, conditions and restrictions (including forfeiture) contained in the Forward Industries, Inc. 2007 Equity Incentive Plan  and the Restricted Stock Agreement entered into between the registered owner and Forward Industries, Inc. A copy of such Plan and Agreement are on file in the offices of Forward Industries Inc., 1801 Green Rd., Suite E., Pompano Beach, Fl., 33064."

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    (iv) Awards of Restricted Stock granted to Covered Employees (or employees who, in the Committee's determination, may become Covered Employees) that are performance based shall vest only after the attainment of Performance Goals has been certified by the Committee.

     (d) Certificates. Upon the vesting of Shares of Restricted Stock and at the expiration of the restrictions provided herein and in the Restricted Stock Agreement, the Company will cause a new Certificate to be delivered to the Grantee (or in the case of the Grantee's death (where the Committee has determined that unvested Shares under an Award shall not be subject to forfeiture) to his or her legal representative, beneficiary or heir), free of any legend provided herein for such number of Shares as to which such restrictions shall have lapsed; provided, however, that the Company shall not be required to issue fractional Shares.

     (e) Rights of Grantee. During the applicable period of restriction as to any Restricted Stock, a Grantee shall be the record owner thereof and shall be entitled to vote such Shares and receive all dividends and other distributions paid with respect to such Shares; provided that if any such dividend or distribution is paid in Shares, the Shares so received shall be subject to the same restrictions as the Restricted Stock with respect to which such dividend or distribution was paid.  The Committee in its discretion may require that any dividends paid on Restricted Stock be held in escrow until all restrictions or conditions to the vesting of such Shares have lapsed, and the Committee may provide in the agreement such other restrictions terms or conditions with respect to the treatment and holding of any shares, cash or other property that may be received as consideration or in exchange for Restricted Stock.

7. Stock Options.

     (a) Grant of Award. The Committee may, from time to time, grant Option Awards to eligible Employees, Directors, and Officers.   Each Award shall be evidenced by an Option Agreement between the Company and the Grantee, which Agreement shall contain terms prescribed by the Plan and such other terms and conditions, limitations, and restrictions as the Committee may deem necessary or advisable.

    (b) Type of Options. Subject to the provisions hereof, the Committee may grant Incentive Stock Options and Non-Qualified Stock Options to eligible personnel upon such terms and conditions as the Committee deems appropriate.

     (c) Option Term. Unless sooner terminated, all Options shall expire not more than ten (10) years after the date the Option is granted (or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, not more than five (5) years).

     (d) Exercise Price. The exercise price per Share covered by an Option may not be less than one hundred percent (100%) of the Fair Market Value per Share on the date the Option is granted (or, in case of an Incentive Stock Option granted to a Ten Percent Stockholder, one hundred ten percent (110%) of the Fair Market Value per Share on the date the Option is granted).  The "date the Option is granted" shall refer to the date on which the Committee definitively authorizes the grant of the Option (or upon the date on which all conditions, if any, imposed by the Committee in conditioning the grant, have been satisfied).

     (e) Exercise of Options. The Committee may establish such vesting and other conditions and restrictions on the exercise of an Option and/or upon the issuance of Shares in connection with the exercise of an Option as it deems appropriate. All or part of the exercisable portion of an Option may be exercised at any time during the Option term, except that, without the consent of the Committee, no partial exercise of an option may be for less than one hundred (100) shares.  All Options shall be exercisable during a Grantee's lifetime only by the Grantee.

     (f) Payment of Exercise Price. An Option may be exercised by transmitting to the Company: (i) a written notice specifying the number of Shares to be purchased, and (ii) payment of the full exercise price, together with the amount, if any, deemed necessary by the Committee to enable the Company to satisfy its federal, state, foreign or other tax withholding obligations with respect to such exercise. The Committee may establish such rules and procedures as it deems appropriate for the exercise of Options. The exercise price of Shares acquired pursuant to the exercise of an Option may be paid in cash, certified or bank check and/or such other form of payment as may be approved by the Committee and permitted by applicable law from time to time, including, without limitation, unrestricted, fully paid Shares that have been owned by the holder for at least six (6) months (free and clear of any liens and encumbrances).

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     (g) Termination of Options.  (i) Termination due to Death or Disability. If a Grantee's employment or other service terminates due to his or her death or Permanent Disability (or if the Grantee's employment or other service is terminated by reason of his or her Permanent Disability and the Grantee dies within one year of such termination of employment or other service), then: (i) that portion of an Option that is not exercisable on the date of termination shall immediately terminate, and (ii) that portion of an Option that is exercisable on the date of termination shall remain exercisable, to the extent exercisable on the date of termination, by the Grantee (or the Grantee's designated beneficiary or representative) during the one year period following the date of termination (or, during the one year after the later death of a disabled Grantee) or, if sooner, until the expiration of the stated term thereof, and, to the extent not exercised during such period, shall thereupon terminate.

                (ii) Termination for Cause or at a Time when Cause Exists. Unless the Committee shall otherwise decide as being in the best interests of the Company in respect of the portion of an Option that is exercisable, if a Grantee's employment or other service is terminated by the Company or a Subsidiary for Cause or if, at the time of his or her termination, grounds for a termination for Cause exist, then any Option held by the Grantee (whether or not then exercisable) shall immediately terminate and cease to be exercisable.

                (iii) Other Termination. If a Grantee's employment or other service terminates for any reason or no reason other than as specified in paragraph 7(g)(i) or 7(g)(ii), then, except as provided for in an employment agreement: (i) that portion of an Option held by the Grantee that is not exercisable on the date of termination shall immediately terminate, and (ii) that portion of an Option that is exercisable on the date of termination shall remain exercisable, to the extent exercisable on the date of termination, by the Grantee during the ninety (90) day period following the date of termination or, if sooner, until the expiration of the stated term thereof, and, to the extent not exercised during such period, shall thereupon terminate.

    8. Additional Terms Relating to Options and Restricted Stock Awards.

     (a) Conditions. At the time of an Award, the Committee may impose such restrictions or conditions to the exercisability of Options or vesting of Restricted Stock as it, in its absolute discretion, deems appropriate, including requiring the achievement of Performance Goals.  If the conditions or restrictions pertaining to such exercisability or vesting in respect of an Award are not satisfied in accordance with their terms, the Award shall be forfeited and the Shares underlying the Options or Restricted Stock, as the case may be, shall revert to the Plan as authorized but unawarded Shares. To the extent not inconsistent with the provisions of the Plan, the Option Agreement and Restricted Stock Agreement, as the case may be, shall govern the rights and obligations of the Grantee (and any person claiming through the Grantee) with respect to the Option and Restricted Stock.  To the extent that an Award made to a Covered Employee is performance based and is intended to satisfy the criteria set forth in Code Section 162(m), it shall be based on and subject to achievement of the Performance Goals as set forth in the Option Agreement or Restricted Stock Agreement relating to such Award.  To the extent that an Award of Options becomes exercisable or an Award of Restricted Stock is to vest based upon the continued employment of the Participant, such Award shall vest pursuant to a schedule as the Committee may determine in its sole discretion.

     (b) Rights Upon Issuance. No person shall have any rights as a shareholder with respect to any Shares covered by or relating to any Award until the date of issuance of a Certificate with respect to such Shares (whether by book entry or in physical, certificated form).  Except as otherwise expressly provided in Section 10, no adjustment to any Award shall be made for dividends or other rights for which the record date occurs prior to the date of such Certificate.

     (c) Termination of Relationship. Subject to the terms of of Section 7(g) in the case of Options, unless the Committee otherwise determines in its sole discretion, upon Termination of Employment or other relationship between the Grantee and the Company or any Subsidiary of the Company (or the successor of any such company) for any reason, all Shares relating to an Award (or part thereof) which on the date of termination is not exercisable, or which has not vested, or as to which the restrictions thereon shall not have lapsed shall be immediately forfeited to the Plan as authorized but unawarded Shares and the corresponding Award (or part thereof) shall immediately terminate on such date; provided, however, the Committee may not so determine in the case where the Employment or other relationship is terminated for cause.

    (d) Change of Control.  In the event of a Corporate Change of Control, the Committee may, in its discretion, and subject to compliance with the other terms and conditions of the Plan,  make appropriate or equitable adjustments to the Plan and awards, including (1) the number of shares of Common Stock that can be granted; (2) the number and kind of shares or other securities subject to any then outstanding  awards and (3) an acceleration of the vesting or exercise of awards under the Plan.

   (e) Cancellation of Awards. Unless an Option Agreement or Restricted Stock Agreement specifies otherwise, the Committee will cancel, rescind, suspend, withhold or otherwise limit or restrict any unexpired Option or unvested Restricted Stock at any time if the Grantee is not in compliance with all material applicable provisions of the Award and the Plan. Upon exercise of an Option and as a condition to issuance of Certificates pursuant to Section 6(d), the Grantee shall certify in a manner acceptable to the Company that he or she is in compliance with the terms and conditions of the Plan and Restricted Stock Agreement or Option Agreement, as applicable.

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    9. Amendment of the Plan. The Board may at any time and from time to time modify or amend the Plan in any respect; provided, that without approval of the shareholders of the Company the Board may not increase the maximum number of Shares that may be awarded under the Plan (other than increases due to adjustments in accordance with Section 10), materially modify the requirements as to eligibility for participation in the Plan, or otherwise materially increase the benefits accruing to participants under the Plan; and provided, further, that shareholder approval shall be required for any such amendment if and to the extent the Board of Directors determines that such approval is appropriate or necessary for purposes of satisfying Section 162(m), Section 409A, or Section 422 of the Code or Rule 16b-3 under the Exchange Act or other applicable law or the requirements of any securities exchange upon which the securities of the Company trade. Nothing herein shall restrict the Committee's ability to exercise its discretionary authority pursuant to Section 3, which discretion may be exercised without amendment to the Plan.  Any modification or amendment to the Plan shall not, without the written consent of any Grantee, adversely affect the Grantee's rights under an outstanding Award granted prior to such modification or amendment.

     10. Dilution and Other Adjustments. In the event of any change in the number of outstanding Shares by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change affecting all shareholders on a pro rata basis, the Committee shall make such adjustments, if any, as it deems necessary, appropriate, and equitable in the aggregate number or kind of Options or Restricted Stock or other stock or securities which may be awarded pursuant to the Plan, and in the terms and restrictions of each outstanding Award affected thereby. Such adjustments shall be conclusive and binding upon all parties concerned, absent manifest error.

     11. Tax Matters. (a) Withholding.  The Company shall deduct from each Grantee's salary or wages, or, at the option of the Grantee, the Grantee shall pay to the Company, the amount of any tax required by any governmental authority to be withheld resulting on account of an Award, the exercise of an Option, or the lapse of restrictions on Restricted Stock. The Committee may, in its sole discretion, permit a Grantee the right to satisfy, in whole or in part, any tax withholding requirement so resulting by electing to require the Company to purchase that number of unrestricted Shares designated by the Grantee at the Fair Market Value for Shares on the date of exercise or lapse of restrictions, or if not traded on such day on the next preceding day on which trading occurred. The Company shall not be required to deliver a Certificate for any Shares upon exercise of an Option or lapse of restrictions until all such taxes shall have been paid by the Grantee or the person entitled thereto. The Company shall have the right, but not the obligation, to sell or withhold such number of Shares distributable to the person entitled to such distribution as will provide assets for payment of any tax so required to be paid by the Company for such person unless, prior to such sale or withholding, such person shall have paid to the Company the amount of such tax. Any balance of the proceeds of such a sale remaining after the payment of such taxes shall be paid over to such person. In making any such sale, the Company shall be deemed to be acting on behalf and for the account of such person.

     (b) Section83(B) Election. Each Grantee shall deliver to the Company a signed copy of any instrument, letter, or other document the Grantee may execute and file with the Internal Revenue Service evidencing the Grantee's election under Section 83(b)(2) of Code to treat the receipt of any Restricted Stock as includable in the Grantee's gross income in the year of receipt. The Grantee shall deliver a copy of any such instrument of election to the Company not later than the date on which any such election is required to be made in accordance with the appropriate provisions of the Code or applicable Regulations thereunder.

     12. Applicable Laws and Regulations. (a) Issuance. The Company's obligation to issue any Shares or deliver any Certificate pursuant to an Award shall be subject to such compliance as the Committee in its sole discretion deems necessary or advisable with respect to any and all of the followintg: the listing of such Shares upon the Nasdaq SmallCap Market, or such other market or securities exchange on which the Shares may then be listed; the registration or qualification of such Shares under any federal or state law; the rulings or regulations of any governmental regulatory body; or the obtaining of any approval or consent from any federal state or other governmental agency.

     (b) Listing and Other Conditions. The issuance and transfer of any Shares hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of such shares are in compliance with all applicable laws, regulations of governmental authority and the requirements of the NASDAQ SmallCap Market or such other market or securities exchange on which the Shares may be listed. The Committee may, in its sole discretion, defer the effectiveness of any issuance or transfer of Shares hereunder in order to allow their issuance to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws.  The Committee shall inform the Grantee (or a permitted transferee of such person) in writing of its decision to defer the effectiveness of an issuance or transfer.  If at any time counsel to the Company shall be of the opinion that any sale or delivery of Shares is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise with respect to Shares, and the right to  perfect any Award shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or shall not result in the imposition of excise taxes on the Company.

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     13. Employment or Other Rights. Nothing in the Plan or in any Option Agreement or Restricted Stock Agreement shall confer upon any Grantee the right to continue in the employ of the Company or its Subsidiaries or shall interfere with or restrict in any way the rights of the Grantee's employer to discharge the Grantee at any time for any reason whatsoever, with or without cause, subject to such rights, if any, as the Grantee may have under an effective employment or other agreement with the Company or Subsidiary.  No person shall have any claim or right to receive an Award hereunder. The Committee's granting of an Award at any time shall neither require the Committee to grant any other Award to any other person at any time or preclude the Committee from making subsequent grants to such Grantee or any other person.

     14. Transferability. The Committee may direct that any Option Agreement or Certificate evidencing Shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such Shares, including without limitation the legend contemplated by Section 6(c). Awards granted under the Plan shall not be transferable by a Grantee other than (i) upon Grantee's death by will or by the laws of descent and distribution (subject to the Committee's action to permit vesting, exercise, and transfer in such cases), or (ii) pursuant to a qualified domestic relations order, as defined by the Code or Title 1 of the Employee Retirement Income Security Act or the rules thereunder, or (iii) as otherwise determined by the Committee in its sole discretion in accordance with and in furtherance of the purposes of the Plan; provided, however, that no transfer of an Incentive Stock Option may be made pursuant to clause (ii) or (iii) of this sentence. The designation of a beneficiary of an Award by a Grantee shall not be deemed a transfer prohibited by this Section 14.  Neither an Award nor the Shares underlying an Award may be assigned, pledged, or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation, or other disposition of any Award contrary to the provisions of this Section 14, or the levy of any attachment or similar process upon an Award, shall be null and void. No transfer of an Award by will or the laws of descent and distribution (subject to the Committee's action to permit vesting and transfer in such cases) or as otherwise permitted by this Section 14, shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Award that are or would have been applicable to the Grantee and to be bound by the acknowledgments made by the Grantee in connection with the grant of the Award.

     15. Dissolution or Liquidation of the Company. Immediately prior to the dissolution or liquidation of the Company other than in connection with transactions to which Section 10 is applicable, all Awards granted hereunder as to which Restricted Stock shall not have vested or Options that have not been exercised shall terminate and become null and void and shall be forfeited immediately prior to such dissolution or liquidation.

     16. Effectiveness; Term of Plan. The Plan shall become effective upon, and its effectiveness is subject to, the approval of the shareholders of the Company at a duly called meeting thereof, provided that such approval occurs within 12 months of Board approval.  The Board may withdraw the Plan for shareholder approval before it has become effective.  After effectiveness, the Board may, at any time, suspend or terminate the Plan.  The Plan shall terminate upon the granting of Awards equaling the maximum number of Shares that may be awarded under the Plan, and thereafter the function of the Committee will be limited to the administration of Option Agreements and Restricted Stock Agreements, as the case may be. Each Award shall remain in effect in accordance with its terms or until the conditions to exercise of Options remain unsatisfied, or restrictions on Restricted Stock have lapsed or the Restricted Stock shall revert to the Company in accordance with the terms hereof. No termination of the Plan shall, without the written consent of the Grantee, adversely affect the rights or obligations under Awards previously granted.  Unless extended or earlier terminated by the Board, the right to grant Awards under the Plan shall terminate on the tenth anniversary of Board approval of the Plan.  Awards outstanding at Plan termination shall remain in effect according to their terms and the provisions of the Plan and the applicable Option Agreement and Restricted Stock Agreement, as the case may be.

     17. Applicable Law. The Plan shall be construed and enforced in accordance with the law of the State of New York, without reference to its principles of conflicts of law.

     18. No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

     19. Beneficiary. A Grantee may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Grantee, the executor or administrator of the Grantee's estate shall, subject to the Committee's action to permit vesting and transfer, be deemed to be the Grantee's beneficiary.

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     20. Interpretation; Special Rules. The Plan is designed and intended to comply, to the extent applicable to performance-based Awards made under the Plan, with Section 162(m) of the Code, and all provisions hereof shall be construed in a manner to so comply. The Plan is also intended to comply with the provisions of Section 409A of the Code, and all provisions hereof shall be construed in a manner to so comply.  Notwithstanding anything in the Plan or a Restricted Stock Agreement to the contrary, any provision of an Award that is subject to Section 409A but that does not comply with the requirements of such section shall be null and void and of no force or effect and the Committee shall, upon notice of such non-compliance and in its complete discretion, amend and reform such provision or provisions so as to comply with the provisions of Section 409A. Subject to Section 162(m) and Section 409A of the Code and Section 16 of the Exchange Act, to the extent the Committee deems it necessary, appropriate, or desirable to comply with foreign law or practices and to further the purpose of the Plan, the Committee may, without amending this Plan, establish special rules applicable to Awards granted to Grantees who are foreign nationals, are employed outside the United States, or both, including rules that differ from those set forth in the Plan, and grant Awards (or amend existing Awards) in accordance with those rules.

     21. Severability. If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.

Adopted by the Board of Directors on February 6, 2007, and by the shareholders of the Company on ____________.

Forward Industries, Inc. A New York corporation

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Exhibit A
TO THE FORWARD INDUSTRIES, INC.
2007 EQUITY INCENTIVE PLAN

FORM OF STOCK OPTION AGREEMENT

FORWARD INDUSTRIES, INC.
 2007 EQUITY INCENTIVE PLAN

1.             Grant of Option.  Pursuant to the Forward Industries Inc.,  2007 Equity Incentive Plan (the "Plan") for key employees and directors of Forward Industries Inc., a New York corporation  (the "Company"), the Company grants to

[_________________________]
(the " Grantee"),

who is  [AN EMPLOEE] [A DIRECTOR] of the Company, an option to purchase shares of Common Stock, par value $.01 per share ("Common Stock"), of the Company as follows:

On the date hereof, the Company grants to the  Grantee [AN INCENTIVE OR A NONQUALIFIED] option (the "Option" or "Stock Option") to purchase [                        ] full shares (the "Optioned Shares") of Common Stock at an Option Price equal to $[                   ] per share (being the Fair Market Value per share of the Common Stock on this Date of Grant or 110% of such Fair Market Value, in the case of a ten percent (10%) or more stockholder as provided in Code Section 422).  The Date of Grant of this Stock Option is [                         ].

Unless sooner terminated in accordance with the Plan, The Option shall expire on [_________________ ] which is the date immediately preceding the tenth (10th) anniversary of the Date of Grant (or the date immediately preceding the fifth (5th) anniversary of the Date of Grant, in the case of a ten percent (10%) or more stockholder as provided in Code Section 422).

2.             Subject to Plan.  The Stock Option and its exercise are subject to the terms and conditions of the Plan, and the terms of [the Plan]?? shall control in the event of an inconsistency between the Plan and this Stock Option Agreement. The capitalized terms used herein that are defined in the Plan shall have the same meanings assigned to them in the Plan.  The Stock Option is subject to any rules promulgated pursuant to the Plan by the Board or the Committee and communicated to the Grantee in writing.

3.             Vesting; Time of Exercise.  Except as specifically provided in this Agreement and subject to certain restrictions and conditions set forth in the Plan, the Optioned Shares shall be vested and exercisable as follows:

Number of Shares	Vesting Date	Remarks

Notwithstanding the above, and if so determined by the Committee, the Optioned Shares vesting schedule may be accelerated  upon a Corporate Change in Control (as defined in Section 2.i of the Plan).

4.             Term; Forfeiture.

a.   Except as otherwise provided in this Agreement, the unexercised portion of the Stock Option that relates to Optioned Shares which are vested will terminate and be forfeited at the first of the following to occur:

i.              5 p.m. on the date the Option Period terminates;

ii.             5 p.m. on the date which is year following the date of the  Grantee's Termination of Service due to death or Total and Permanent Disability;

iii.            5 p.m. on the date which is ninety (90) days from the date of the  Grantee's Retirement;

iv.            5 p.m. on the date of the  Grantee's Termination of Service by the Company for cause (as defined in the Plan);

v.             5 p.m. on the date which is thirty (90) days following the date of the  Grantee's Termination of Service to the Company or any reason not otherwise specified in this Section 4.a.;

vi.            For purposes hereof, "Cause" shall be as defined in the Plan.

5.             Who May Exercise.  Subject to the terms and conditions set forth in Sections 3 and 4 above, during the lifetime of the  Grantee, the Stock Option may be exercised only by the  Grantee, or by the  Grantee's guardian or personal or legal representative.  If the  Grantee's Termination of Service is due to his death prior to the date specified in Section 4.a.i. hereof, or  Grantee dies prior to the termination dates specified in Sections 4, hereof, and the  Grantee has not exercised the Stock Option as to the maximum number of vested Optioned Shares as set forth in Section 3 hereof as of the date of death, the following persons may exercise the exercisable portion of the Stock Option on behalf of the  Grantee at any time prior to the earliest of the dates specified in Section 4 hereof:  the personal representative of his estate, or the person who acquired the right to exercise the Stock Option by bequest or inheritance or by reason of the death of the  Grantee; provided that the Stock Option shall remain subject to the other terms of this Agreement, the Plan, and applicable laws, rules, and regulations.

6.             No Fractional Shares.  The Stock Option may be exercised only with respect to full shares, and no fractional share of stock shall be issued.

7.             Manner of Exercise.  Subject to such administrative regulations as the Committee may from time to time adopt, the Stock Option may be exercised by the delivery of written notice to the Committee or its designee, setting forth the number of shares of Common Stock with respect to which the Stock Option is to be exercised, the date of exercise thereof (the "Exercise Date") which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon, and whether the Optioned Shares to be exercised will be considered as deemed granted under an Incentive Stock Option as provided in Section 11.  On the Exercise Date, the  Grantee shall deliver to the Company consideration with a value equal to the total Option Price of the shares to be purchased, plus any applicable taxes as determined by the Committee, payable as follows:  cash, check, bank draft, or money order payable to the order of the Company, or Common Stock of the Company free and clear of any encumbrances or restrictions and owned by the  Grantee on the Exercise Date, valued at its Fair Market Value on the Exercise Date, and which the  Grantee has owned at least six (6) months prior to the Exercise Date, and/or in any other form of valid consideration that is acceptable to the Committee in its sole discretion.

8.             Nonassignability.  The Stock Option is not assignable or transferable by the  Grantee except by will or by the laws of descent and distribution.

9.             Rights as Stockholder.  The  Grantee will have no rights as a stockholder with respect to any shares covered by the Stock Option until the issuance of a certificate or certificates to the  Grantee for the Optioned Shares.  The Optioned Shares shall be subject to the terms and conditions of this Agreement regarding such Optioned Shares.  Except as otherwise provided in Section 10 hereof, no adjustment shall be made for dividends or other rights for which the record date is prior to the issuance of such certificate or certificates.

10.           Adjustment of Number of Optioned Shares and Related Matters.  The number of shares of Common Stock covered by the Stock Option, and the Option Prices thereof, shall be subject to adjustment in accordance with Article 10 of the Plan.

11.           Incentive Stock Option. If this Stock Option is an Incentive Stock Option and, to the extent the fair market value of the shares vesting in any tax year (based on the fair market value of the underlying shares on the Grant Date) exceeds the maximum dollar limit of Incentive Stock Options that can vest in a given tax year (currently $100,000) then, such additional optioned shares shall be deemed granted pursuant to a Nonqualified Stock Option.  Unless otherwise indicated by the  Grantee in the notice of exercise pursuant to Section 7, upon any exercise of this Stock Option, the number of exercised Optioned Shares that shall be deemed to be exercised pursuant to an Incentive Stock Option shall equal the total number of Optioned Shares so exercised multiplied by a fraction, (i) the numerator of which is the number of unexercised Optioned Shares that could then be exercised pursuant to an Incentive Stock Option and (ii) the denominator of which is the then total number of unexercised Optioned Shares.

12.           Disqualifying Disposition. In the event that Common Stock acquired upon exercise of an Incentive Stock Option is disposed of by the  Grantee in a "Disqualifying Disposition," such  Grantee shall notify the Company in writing within thirty (30) days after such disposition of the date and terms of such disposition.  For purposes hereof, "Disqualifying Disposition" shall mean a disposition of Common Stock that is acquired upon the exercise of an Incentive Stock Option (and that is not deemed granted pursuant to a Nonqualified Stock Option under Section 11) prior to the expiration of either two years from the Date of Grant of this Stock Option or one year from the transfer of shares to the  Grantee pursuant to the exercise of this Stock Option.

13.           Voting.  The  Grantee, as record holder of some or all of the Optioned Shares following exercise of this Stock Option, has the exclusive right to vote, or consent with respect to, such Optioned Shares until such time as the Optioned Shares are transferred in accordance with this Agreement; provided, however, that this Section shall not create any voting right where the holders of such Optioned Shares otherwise have no such right.

14.           Community Property.  Each spouse individually is bound by, and such spouse's interest, if any, in any Optioned Shares is subject to, the terms of this Agreement.  Nothing in this Agreement shall create a community property interest where none otherwise exists.

15.            Grantee's Representations.  Notwithstanding any of the provisions hereof, the  Grantee hereby agrees that he will not exercise the Stock Option granted hereby, and that the Company will not be obligated to issue any shares to the  Grantee hereunder, if the exercise thereof or the issuance of such shares shall constitute a violation by the  Grantee or the Company of any provision of any law or regulation of any governmental authority.  Any determination in this connection by the Company shall be final, binding, and conclusive.  The obligations of the Company and the rights of the  Grantee are subject to all applicable laws, rules, and regulations.

16.           Investment Representation.  Unless the Common Stock is issued to the  Grantee in a transaction registered under applicable federal and state securities laws, by his execution hereof, the  Grantee represents and warrants to the Company that all Common Stock which may be purchased hereunder will be acquired by the  Grantee for investment purposes for his own account and not with any intent for resale or distribution in violation of federal or state securities laws.  Unless the Common Stock is issued to the  Grantee in a transaction registered under the applicable federal and state securities laws, all certificates issued with respect to the Common Stock shall bear an appropriate restrictive investment legend and shall be held indefinitely, unless they are subsequently registered under the applicable federal and state securities laws or the  Grantee obtains an opinion of counsel, in form and substance satisfactory to the Company and its counsel, that such registration is not required.

17.           Legend.  If the issuance of the shares to the  Grantee is not registered under applicable federal and state securities laws, then the  following legend shall be placed on all certificates representing Optioned Shares:

On the face of the certificate:

"Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate."

On the reverse:

"The shares of stock evidenced by this certificate are subject to and transferable only in accordance with that certain Forward Industries, Inc. 2007 Equity Incentive Plan, a copy of which is on file at the principal office of the Company in Pompano Beach, Florida.  No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan.  By acceptance of this certificate, any holder, transferee or pledge hereof agrees to be bound by all of the provisions of said Plan."

All Optioned Shares and shares into which Optioned Shares may be converted which are owned by the  Grantee shall be subject to the terms of this Agreement and shall be represented by a certificate or certificates bearing the foregoing legend.

18.            Grantee's Acknowledgments.  The  Grantee acknowledges receipt of a copy of the Plan, which is annexed hereto, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all the terms and provisions thereof. The  Grantee hereby agrees to accept as binding, conclusive, and final all decisions or interpretations of the Committee or the Board, as appropriate, upon any questions arising under the Plan or this Agreement.

19.           Law Governing.  This Agreement shall be governed by, construed, and enforced in accordance with the laws of the State of New York (excluding any conflict of laws rule or principle of New York law that might refer the governance, construction, or interpretation of this agreement to the laws of another state).

20.           No Right to Continue Service or Employment.  Nothing herein shall be construed to confer upon the  Grantee the right to continue in the employ or to provide services to the Company or any Subsidiary, whether as an employee or as a director, or interfere with or restrict in any way the right of the Company or any Subsidiary to discharge the  Grantee as an employee, consultant or director at any time.

21.           Legal Construction.  In the event that any one or more of the terms, provisions, or agreements that are contained in this Agreement shall be held by a Court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect for any reason, the invalid, illegal, or unenforceable term, provision, or agreement shall not affect any other term, provision, or agreement that is contained in this Agreement and this Agreement shall be construed in all respects as if the invalid, illegal, or unenforceable term, provision, or agreement had never been contained herein.

22.           Covenants and Agreements as Independent Agreements. Each of the covenants and agreements that is set forth in this Agreement shall be construed as a covenant and agreement independent of any other provision of this Agreement.  The existence of any claim or cause of action of the  Grantee against the Company, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of the covenants and agreements that are set forth in this Agreement.

23.           Entire Agreement.  This Agreement together with the Plan supersede any and all other prior understandings and agreements, either oral or in writing, between the parties with respect to the subject matter hereof and constitute the sole and only agreements between the parties with respect to the said subject matter.  All prior negotiations and agreements between the parties with respect to the subject matter hereof are merged into this Agreement.  Each party to this Agreement acknowledges that no representations, inducements, promises, or agreements, orally or otherwise, have been made by any party or by anyone acting on behalf of any party, which are not embodied in this Agreement or the Plan and that any agreement, statement or promise that is not contained in this Agreement or the Plan shall not be valid or binding or of any force or effect.

24.           Parties Bound.  The terms, provisions, and agreements that are contained in this Agreement shall apply to, be binding upon, and inure to the benefit of the parties and their respective heirs, executors, administrators, legal representatives, and permitted successors and assigns, subject to the limitation on assignment expressly set forth herein.  No person or entity shall be permitted to acquire any Optioned Shares without first executing and delivering an agreement in the form satisfactory to the Company making such person or entity subject to the restrictions on transfer contained herein.

25.           Modification.  No change or modification of this Agreement shall be valid or binding upon the parties unless the change or modification is in writing and signed by the parties.  Notwithstanding the preceding sentence, the Company may amend the Plan or revoke this Stock Option to the extent permitted by the Plan.

26.           Headings.  The headings that are used in this Agreement are used for reference and convenience purposes only and do not constitute substantive matters to be considered in construing the terms and provisions of this Agreement.

27.           Notice.  Any notice required or permitted to be delivered hereunder shall be deemed to be delivered only when actually received by the Company or by the  Grantee, as the case may be, at the addresses set forth below, or at such other addresses as they have theretofore specified by written notice delivered in accordance herewith:

a.             Notice to the Company shall be addressed and delivered as follows:

Forward Industries, Inc.
1801 Green Road., Suite E
Pompano Beach, Florida 3064
Attn:  Chief Financial Officer
Facsimile:  (954) 419-9735

b.                   Notice to the  Grantee shall be addressed and delivered as set forth on the signature page.

28.           Tax Requirements.  The  Grantee is hereby advised to consult immediately with his or her own tax advisor regarding the tax consequences of this Agreement, the availability method, and timing for filing an election to include income arising from this Agreement into the  Grantee's gross income under Section 83(b) of the Code, and the tax consequences of such election.  By execution of this Agreement, the  Grantee agrees that if the  Grantee makes such an election, the  Grantee shall provide the Company with written notice of such election in accordance with the regulations promulgated under Code Section 83(b).  The Company or, if applicable, any Subsidiary (for purposes of this Section 32, the term "Company" shall be deemed to include any applicable Subsidiary), shall have the right to deduct from all amounts hereunder paid in cash or other form, any Federal, state, local, or other taxes required by law to be withheld in connection with this Award.  The Company may, in its sole discretion, also require the  Grantee receiving shares of Common Stock issued under the Plan to pay the Company the amount of any taxes that the Company is required to withhold in connection with the  Grantee's income arising with respect to this Award.  Such payments shall be required to be made when requested by the Company and may be required to be made prior to the delivery of any certificate representing shares of Common Stock.  Such payment may be made (i) by the delivery of cash to the Company in an amount that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding obligations of the Company; (ii) if the Company, in its sole discretion, so consents in writing, the actual delivery by the exercising  Grantee to the Company of shares of Common Stock that the  Grantee has not acquired from the Company within six (6) months prior to the date of exercise, which shares so delivered have an aggregate Fair Market Value that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding payment; (iii) if the Company, in its sole discretion, so consents in writing, the Company's withholding of a number of shares to be delivered upon the exercise of the Stock Option, which shares so withheld have an aggregate fair market value that equals (but does not exceed) the required tax withholding payment; or (iv) any combination of (i), (ii), or (iii).

The Company may, in its sole discretion, withhold any such taxes from any other cash remuneration otherwise paid by the Company to the  Grantee.

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the  Grantee, to evidence his consent and approval of all the terms hereof, has duly executed this Agreement, as of the date specified in Section 1 hereof.

COMPANY:

FORWARD INDUSTRIES, INC.

By:
Name:
Title:

GRANTEE:

Signature

Name:
Address:

Exhibit B
TO THE FORWARD INDUSTRIES, INC.
2007 EQUITY INCENTIVE PLAN

RESTRICTED STOCK AGREEMENT

     RESTRICTED STOCK AGREEMENT ("Agreement"), effective as of _______, 20__, between Forward Industries, Inc., a New York corporation (the "Company"), and ________________, residing at __________________ (the "Grantee").

     WHEREAS, pursuant to the provisions of the Company's 2007 Equity Incentive Plan (the "Plan"), the Compensation Committee of the Board of Directors of the Company (the "Committee") administers the Plan (the "Plan"); and

     WHEREAS, the Committee has determined that the Grantee be granted a Restricted Stock Award under the Plan for the number of Shares (as defined herein) and upon the terms set forth below;

     NOW, THEREFORE, the Company and the Grantee hereby agree as follows:

     1. Grant of Award. The Grantee is hereby granted an Award under the Plan (the "Award"), subject to the terms and conditions hereinafter set forth, with respect to___________ shares of the Company's Common Stock, $0.01 par value per share (the "Shares").  The Grantee shall be issued stock Certificates evidencing the Restricted Stock covered by the Award. Such Certificates shall be registered in the name of the Grantee, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to this Award, substantially in the following form:

""The transferability of this certificate and the shares of Common Stock represented hereby are subject to the terms, conditions and restrictions (including forfeiture) contained in the Forward Industries, Inc. 2007 Equity Incentive Plan . and the Restricted Stock Agreement entered into between the registered owner and Forward Industries, Inc. A copy of such Plan and Agreement are on file in the offices of Forward Industries Inc., 1801 Green Rd. Suite E. Pompano Beach, Fl., 33064."."

     The Certificates evidencing such Restricted Stock shall be held in custody by the Company or, if specified by the Committee, with a third party custodian or trustee, until the restrictions thereon shall have lapsed, and, as a condition of this Award, the Grantee shall deliver a stock power, duly endorsed in blank, relating to the Shares covered by this Award.  If the Certificates are issued in book entry form, the Company's transfer agent shall have custody of the Certificates and maintain the records relating to same.

     2. Transfer Restrictions. Except as expressly provided herein or in the Plan, this Award and the Shares of Restricted Stock issued with respect to this Award are non-transferable otherwise than (i) by will or by the laws of descent and distribution (subject to the Committee's action to permit vesting and transfer in such cases), or (ii) pursuant to a qualified domestic relations order, as defined by the Code or Title 1 of the Employee Retirement Income Security Act or the rules thereunder, or (iii) as otherwise determined by the Committee. The designation of a beneficiary of an Award by a Grantee shall not be deemed a transfer prohibited by this Section 2.  This Award and the Shares relating thereto may not otherwise be assigned, pledged or hypothecated or otherwise disposed of and shall not be subject to execution, attachment or similar process; any such action shall be null and void.   If the Award and Shares become subject to any such assignment, pledge, hypothecation, disposition, execution, attachment, or similar process, unless the Committee discretion otherwise determines in its sole discretion, upon such action the Award shall immediately become null and void and the shares of Restricted Stock relating thereto shall be forfeited.

     3. Restrictions.  Subject otherwise to the provisions of Section 6 of the Plan, the restrictions on the shares of Shares covered by this Award shall lapse and such shares shall vest upon the following schedule: [INSERT SCHEDULE].

Upon Termination of [SPECIFY Employment OR OTHER RELATIONSHIP] of the Grantee with the Company or any Subsidiary of the Company (or the successor of any such company) for any reason, the Grantee shall forfeit all rights in shares of Restricted Stock as to which the restrictions thereon shall not have lapsed, and the ownership of such shares shall immediately vest in the Company. [MODIFY AND/OR ADD ADDITIONAL RESTRICTIONS, AS PER COMMITTEE DETERMINATION WITH RESPECT TO AWARD, INCLUDING PERFORMANCE GOALS, AS APPLICABLE]

     4. Voting and Dividend Rights. During the period in which the restrictions provided herein and Section 6 of the Plan are applicable to the Shares covered by the Award, the Grantee shall have the right to vote such Shares and to receive any cash dividends paid with respect to such Shares.  The Committee in its discretion may require that any dividends paid on Restricted Stock be held in escrow until all restrictions or conditions to the vesting of such Shares have lapsed.  Any dividend or distribution payable with respect to Restricted Stock that shall be paid in Shares shall be subject to the same restrictions provided for herein. Any dividend or distribution (other than cash or Shares) payable on shares of Restricted Stock, and any consideration receivable for or in conversion of or exchange for shares of Restricted Stock, unless otherwise determined by the Committee, shall be subject to the terms and conditions of this Agreement or with such modifications thereof as the Committee may provide in its absolute discretion.

     5. Distribution Following End of Restrictions. Upon the expiration of the restrictions provided in Section 3 hereof as to any portion of the Restricted Stock, the Company will cause a new Certificate evidencing such amount of Shares to be delivered to the Grantee, or in the case of his death (subject to the Committee's action to permit vesting and transfer in such cases) to his or her legal representative, beneficiary or heir, free of the legend regarding transferability; provided, however, that the Company shall not be obligated to issue any fractional Shares.

     6. Tax Withholding and Other Matters. (a)The obligation of the Company to deliver any Certificate to the Grantee pursuant to Section 5 hereof shall be subject to the receipt by the Company from the Grantee of any withholding taxes required as a result of the grant of the Award or lapsing of restrictions thereon. Subject to the consent of the Committee, which may be granted or withheld in its sole discretion, the Grantee may satisfy all or part of such withholding tax requirement by electing to require the Company to purchase that number of  shares of Restricted Stock as to which the restrictions have lapsed designated by the Grantee at a price equal to the closing price for the Shares, as reported on the Nasdaq SmallCap Stock Market, or such other market or exchange on which the Shares may then be listed, on the date of lapse of the restrictions or, if the Shares did not trade on such day, on the next preceding day on which trading occurred.  Notwithstanding anything in the Plan or a Restricted Stock Agreement to the contrary, any provision of an Award that is subject to IRC Code Section 409A but that does not comply with the requirements of such section shall be null and void and of no force or effect and the Committee shall, upon notice of such non-compliance and in its complete discretion, amend and reform such provision or provisions so as to comply with the provisions of Section 409A.

(b) Each Grantee shall deliver to the Company a signed copy of any instrument, letter or other document the Grantee may execute and file with the Internal Revenue Service evidencing the Grantee's election under Section 83(b)(2) of Code to treat the receipt of any Restricted Stock as includable in the Grantee's gross income in the year of receipt. The Grantee shall deliver a copy of any such instrument of election to the Company not later than the date on which any such election is required to be made in accordance with the appropriate provisions of the Code or applicable Regulations thereunder.

     7. Securities Laws Requirements. Subject to the provisions of the Plan, the Company shall not be required to issue Shares pursuant to the Award unless and until (a) such Shares have been duly listed upon each stock exchange on which the Company's Shares are then registered; and (b) the Company has complied with applicable federal and state securities laws in connection with such issuance.

     The Committee may require the Grantee to furnish to the Company, prior to the issuance of any Shares in connection with this Award, an agreement, in such form as the committee may from time to time deem appropriate, in which the Grantee represents that the Shares acquired by him under the Award are being acquired for investment and not with a view to the sale or distribution thereof and such other matters as the Committee may require.

     8. Incorporation of Plan Provisions. This Agreement is made pursuant to the Plan and is subject to all of the terms and provisions of the Plan as if the same were fully set forth herein, and receipt of a copy of the Plan is hereby acknowledged. Capitalized terms not otherwise defined herein shall have the same meanings set forth for such terms in the Plan.

     9. Miscellaneous. This Agreement (a) shall be binding upon and inure to the benefit of any successor of the Company, (b) shall be governed by the laws of the State of New York, and any applicable laws of the United States, and (c) may not be amended without the written consent of both the Company and the Grantee. No contract or right of employment shall be implied by this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement here on the date first above written.

Forward Industries Inc.	Grantee

________________________________	___________________________________

FORWARD INDUSTRIES, INC.
Annual Meeting of Shareholders - May 2, 2007
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned shareholder of Forward Industries, Inc., a New York corporation ("Forward"), hereby constitutes and appoints Michael Schiffman, Jerome E. Ball, and Steven Malsin, and each of them, his true and lawful attorneys and proxies, with full power of substitution in and for each of them, to vote all shares of Common Stock of Forward  that the undersigned held on March 26, 2007, the record date for the Annual Meeting, at Forward's Annual Meeting of Shareholders (the "Annual Meeting") to be held at the offices of Forward Industries, Inc., 1801 Green Road, Suite E, Pompano Beach, Florida 33064 on May 2, 2007, 11:00 a.m., Eastern Daylight Time, and at any postponements or adjournments thereof, on any and all of the matters contained in the Notice of Annual Shareholders Meeting, with all the powers the undersigned would possess if present personally at said meeting, or at any postponement or adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED, DATED AND TIMELY SUBMITTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED (1) FOR ALL THE BOARD'S NOMINEES FOR DIRECTOR LISTED ON THE REVERSE SIDE, (2) FOR THE PROPOSAL TO APPROVE THE FORWARD INDUSTRIES, INC. 2007 EQUITY INCENTIVE PLAN, (3) FOR THE PROPOSAL TO RATIFY THE REAPPOINTMENT OF KAUFMAN, ROSSIN & CO., P.A. AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF FORWARD FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2007, AND (4) IN ACCORDANCE WITH THE DISCRETION OF THE PERSONS DESIGNATED ABOVE, WITH RESPECT TO ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

(Continued and to be signed and dated on the other side.)

ANNUAL MEETING OF SHAREHOLDERS OF

FORWARD INDUSTRIES, INC.

May 2, 2007

MAIL -Date, sign and mail your proxy card in the envelope provided as soon as possible.
- OR -	COMPANY NUMBER
TELEPHONE -Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.	ACCOUNT NUMBER
- OR -
INTERNET -Access "www.voteproxy.com" and follow the on-screen instructions. Have your proxy card available when you access the web page.
You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.
Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

THE DIRECTORS RECOMMEND A VOTE "FOR" ALL BOARD NOMINEES FOR ELECTION OF DIRECTORS AND "FOR" ITEM 2, APPROVAL OF THE 2007 EQUITY INCENTIVE PLAN, AND "FOR" ITEM 3.  PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  x

1. Election of Directors:		2.	Proposal to approve the Forward Industries, Inc. 2007 Equity Incentive Plan.
	NOMINEES:		FOR	AGAINST	ABSTAIN
☐ FOR ALL NOMINEES	Jerome E. Ball		☐	☐	☐
Bruce Galloway
☐ WITHHOLD AUTHORITY FOR ALL NOMINEES	Edwin A. Levy Louis Lipschitz
	Norman Ricken Douglas Sabra	3.	Proposal to ratify the re-appointment of Kaufman, Rossin & Co., P.A. as the independent registered public accounting firm of Forward for the fiscal year ending September 30, 2007.
☐ FOR ALL EXCEPT (see instructions below)	Michael Schiffman		FOR ☐	AGAINST ☐	ABSTAIN ☐

INSTRUCTIONS:

To grant authority to vote for all nominees, mark "FOR ALL NOMINEES". To withhold authority to vote for all nominees, mark "WITHHOLD AUTHORITY". To withhold authority to vote for any one or more individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to the name or names of the nominee(s) you wish to withhold, as shown here. ☒

In their discretion, the proxy holders are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder Date:		Signature of Shareholder Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.